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NOVABAY PHARMACEUTICALS, INC.

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOVABAY PHARMACEUTICALS, INC.

2000 Powell Street, Suite 1150

Emeryville, California 94608

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

Date:	Time:	Place:
May 26, 2020	5:00 p.m. PDT	Virtual meeting; please visit www.meetingcenter.io/289499656

To the Stockholders of NovaBay Pharmaceuticals, Inc.:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of NovaBay Pharmaceuticals, Inc., a Delaware corporation. The Annual Meeting will be held on Tuesday, May 26, 2020, at 5:00 p.m. Pacific Time and, in line with prior practice as well as safety concerns about the Coronavirus or COVID-19, will be a virtual meeting of stockholders. Registered holders, and beneficial stockholders who register for the meeting in advance, will be able to participate in the meeting, vote, and submit questions during the meeting via live webcast by visiting www.meetingcenter.io/289499656. If you are a registered holder, a secure control number that will allow you to attend the meeting electronically can be found on your proxy card and on the Notice of Internet Availability of Proxy Materials. If you hold your shares in the name of a bank, broker or other holder of record, you may either: (i) vote in advance of the meeting by contacting your broker and attend the virtual meeting as a guest; or (ii) register to attend the virtual meeting as a stockholder in advance (allowing you to both vote and ask questions during the meeting) by following the instructions in the Proxy Statement.

The Annual Meeting will be held for the purposes of the following:

►

To elect the two (2) Class I directors nominated by our Board of Directors to hold office for a term of three (3) years and until their respective successors are elected and qualified. The nominees for election are Mijia (Bob) Wu and Yenyou (Jeff) Zheng.

►

To approve an amendment to the Amended and Restated Certificate of Incorporation, as amended, of NovaBay Pharmaceuticals, Inc. to increase our number of authorized shares of NovaBay common stock from 50,000,000 to 75,000,000.

►	To ratify the appointment by our Audit Committee of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

►	To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The record date for the Annual Meeting is March 27, 2020. Only stockholders of record at the close of business on that date are entitled to notice of, and may vote at, the virtual Annual Meeting or any adjournment or postponement thereof. This Notice of Annual meeting, the Proxy Statement, and voting instructions are being distributed and made available on or about April 15, 2020.

We are pleased to utilize the U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials to stockholders over the Internet. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of the Proxy Statement and our 2019 Annual Report. All stockholders who do not receive a notice will receive a paper copy of the proxy materials by mail if they have not previously requested delivery of proxy materials electronically. Employing an electronic distribution process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.

A list of stockholders entitled to vote at the Annual Meeting will be available at NovaBay Pharmaceuticals, Inc., 2000 Powell Street, Suite 1150, Emeryville, California 94608, for a period of ten (10) days prior to the Annual Meeting. If you want to inspect the stockholder list, please contact our Corporate Secretary at (510) 899-8800. The stockholder list will also be available during the virtual Annual Meeting through the following secure link www.meetingcenter.io/289499656. If you are a registered stockholder, or beneficial stockholder who registered for the meeting in advance, a secure control number included on your proxy card or Notice of Internet Availability of Proxy Materials will allow you to view this list.

Internet Availability of Proxy Materials for the Stockholder Meeting to Be Held on Tuesday, May 26, 2020.

The Proxy Statement and Annual Report to security holders are available at http://www.envisionreports.com/NBY (for all stockholders).

April 15, 2020	By Order of the Board of Directors,

Paul E. Freiman Chairman of the Board

You are cordially invited to attend, via live webcast, the virtual Annual Meeting.  Your vote is important. We encourage you to promptly vote your shares either by telephone, over the Internet or by completing, signing, dating and returning your proxy card, which contains instructions on how you would like your shares to be voted.  Please submit your proxy regardless of whether you will attend the Annual Meeting. This will help us ensure that your shares are represented at the Annual Meeting.  A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience.  Signing your proxy will not prevent you from voting electronically should you be able to attend the virtual Annual Meeting, but will assure that your vote is counted, if for any reason, you are unable to attend.  Voting instructions are provided in the paper proxy card by mail, the instructions are printed on your proxy card and included in the accompanying Proxy Statement.  Please note, however, that if your shares are held of record by a broker, bank or other nominee, you may either (i) vote in advance of the meeting by contacting your broker and attend the virtual meeting as a guest; or (ii) register to attend the virtual meeting as a stockholder in advance (allowing you to both vote and ask questions during the meeting) by following the instructions in the Proxy Statement.

PROXY SUMMARY

To assist you in reviewing the proposals to be acted upon at the annual meeting of stockholders, we call your attention to the following information about NovaBay Pharmaceuticals, Inc.’s (“NovaBay”, the “Company,” “we,” “our” or “us”) financial performance, key executive compensation actions and decisions, and corporate governance highlights. The following description is only a summary. For more complete information about these topics, please review the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and the complete Proxy Statement that follows.

Proposals Which Require Your Vote

		More Information	Board Recommendation	Vote Required for Approval
PROPOSAL I	Election of two (2) directors	Page 5	FOR each Director Nominee	Plurality of the votes entitled to be cast in the election of directors.
PROPOSAL II	Approval of Amendment to the Amended and Restated Certificate of Incorporation to Increase our Authorized Common Stock from 50,000,000 to 75,000,000	Page 15	FOR	Majority of the votes entitled to be cast for this vote.
PROPOSAL III	Ratification of the selection of the independent registered public accounting firm	Page 17	FOR	Majority of the votes entitled to be cast for this advisory vote.

About NovaBay

NovaBay is a medical device company predominantly focused on eye care. We are currently focused primarily on commercializing Avenova®, an FDA cleared product sold in the United States for cleansing and removing foreign material including microorganisms and debris from skin around the eye, including the eyelid.

Avenova is formulated with our proprietary, stable and pure form of hypochlorous acid. Avenova has proven in laboratory testing to have broad antimicrobial properties as a preservative in solution as it removes foreign material including microorganisms and debris from the skin around the eye without burning or stinging. Avenova is free from the bleach impurities found in nearly all other hypochlorous products and is soothing when applied.

In the first quarter of 2019, many national insurance payors stopped reimbursing Avenova. Despite consistent demand for Avenova, we were challenged by the costs of maintaining an expanded commercial organization with our new lower net selling price. In the second quarter, we made a strategic shift by significantly reducing the number of field sales representatives by about three-quarters and redeploying our remaining representatives in territories that account for about 95% of retail pharmacy sales. This shift allowed us to effectively utilize our streamlined commercial resources to reach higher-prescribing physicians while significantly reducing our operating expenses.

Our core business strategy now centers around increasing sales of Avenova in all distribution channels: (1) Avenova Direct, our direct-to-consumer model, allowing customers to forego time-consuming doctor visits and trips to the pharmacy; (2) Retail Pharmacies, selling to consumers through local pharmacies across 50 states; (3) our Partner Pharmacy Program, providing a consistent patient experience at contracted pricing; and (4) our Buy-and-Sell channel, allowing patients to buy Avenova during their office visits to their preferred eye care specialist.

Beyond Avenova, we have developed additional products containing our proprietary, stable and pure form of hypochlorous acid, including NeutroPhase® for the wound care market and CelleRx® for the dermatology market. For NeutroPhase, we have established a U.S. distribution partner and an international distribution partner in China. For CelleRx, we began selling directly to the consumer November 1, 2019 on CelleRx.com, a low-cost online distribution channel leveraging much of the same infrastructure already in place for Avenova Direct. Avenova, NeutroPhase, and CelleRx are medical devices cleared by the FDA under the Food and Drug Administration Act Section 510(k).

- i -

Business Highlights

►	2019 full year net sales of $6.6 million and quarterly net sales of $1.7 million in the fourth quarter.

►	Gross margin on net product revenue was 74% for 2019.

►

On June 1, 2019, the Company launched Avenova Direct, a product of the same strength hypochlorous formulation as Avenova Rx but in a 20mL size bottle, to U.S. customers exclusively on Amazon.com. During the twelve months ended December 31, 2019, the revenue generated from Avenova Direct was $1.0 million, 15% of product revenue.

►

In response to the novel coronavirus (COVID-19), the Company tapped into its global supply network to locate and make available high-quality KN95 masks at the most reasonable price possible, which are available for online ordering through the Company’s website, Avenova.com.

Compensation Highlights

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The Compensation Committee (the “Compensation Committee”) of the Board (the “Board”) of Directors continues its historic practice of an annual performance incentive program, pursuant to which the Company’s executives may earn an annual performance bonus, tied to a percentage of their base salary. The Compensation Committee has the sole discretion to pay any portion of, or the entire, annual performance bonus in the form of equity compensation.

►

As a result of such annual performance incentive program, our practice of issuing equity awards upon hire and/or as a part of our employment arrangements, and our Annual Employee Equity Refresh Program, a significant portion of our executives’ annual total compensation is variable and based upon our stock price.

►

We implemented a stockholder advisory vote on executive compensation (commonly referred to as the “Say-on-Pay” proposal) beginning at our 2013 Annual Meeting and every six years thereafter, which gives stockholders the opportunity to endorse or not endorse the Company’s named executive compensation program. At the Company’s 2019 Annual Meeting, our stockholders voted to conduct its Say-on-Pay vote every three years, and approximately 97.5% of the votes cast on the Say-on-Pay proposal were voted in favor of the frequency of the Company’s program. In 2019, our stockholders approved the Company’s named executive compensation program with approximately 99.5% of the votes cast being voted in favor.

Corporate Governance Highlights

NovaBay has a longstanding commitment to effective governance of its business and affairs for the benefit of stockholders. The Board’s Nominating and Corporate Governance Committee (the “N&CG Committee”) periodically reviews our Corporate Governance Guidelines to maintain effective and appropriate standards of corporate governance.

We have also established a Code of Ethics and Business Conduct (the “Code of Ethics”) that establishes standards of conduct and expectations for our employees and the overall manner in which we conduct business. The Code of Ethics, along with our other policies and business standards and our overall risk and compliance programs, are components of mitigating the risks associated with the operation of our business.

- ii -

Board Leadership Structure

Our Board leadership structure currently consists of an independent Chairman of the Board (the “Chairman”) and independent committee chairs. In March 2019, the Board nominated Paul E. Freiman to serve as Chairman due to his service on the Company’s Board since May 2002 and his position as the Board’s Lead Independent Director. The Board believes that NovaBay is currently best served with an independent Chairman.

Board Committees

The three (3) standing committees established by the Board meet on a regular basis and operate under written charters approved by the Board. Each committee performs an annual self-evaluation to determine whether the committee is functioning effectively and fulfilling its duties as prescribed by its charter. All members of the Audit Committee of the Board (the “Audit Committee”), the Compensation Committee and the N&CG Committee are independent, and each committee has the ability to hire and terminate its own outside advisors.

Anti-Hedging and Anti-Pledging

Pursuant to the Company’s Insider Trading Policy, the Company considers it improper and inappropriate for any employee, officer or director of the Company to engage in short-term or speculative transactions in the Company’s securities. The Insider Trading Policy specifically prohibits directors, officers and other employees from engaging in short sales, margin accounts, pledging or hedging transactions of the Company’s securities. Each of the NEOs and directors complied with the Insider Trading Policy during fiscal year 2019.

Board Tenure

Our directors’ expertise combines to provide a broad mix of skills, qualifications and proven leadership abilities.

The N&CG Committee practices a long-term approach to board refreshment.  The Committee regularly identifies individuals who have expertise that would complement and enhance the current board’s skills and experience.  In addition, as part of our stockholder engagement dialogue, we routinely ask our investors for input regarding director recommendations.

Good Governance Practices

●	The Board reflects a range of talents, ages, skills, diversity, and expertise. Currently, 83.3% of the Board membership are minorities and the Board is 50.0% independent.

●	Each director attended over 75% of applicable Board/Committee meetings in 2019.

●	The Board has three (3) standing committees, each operating under a written charter and chaired by an independent director: the Audit, Compensation, and N&CG Committees.

- iii -

●	The Board has adopted comprehensive Corporate Governance Guidelines to guide its oversight and leadership. The Board and each Committee conduct an annual self-evaluation.

●	The Board conducts an annual evaluation of the CEO.

●	No stockholder rights plan or “poison pill” has been adopted.

Board Evaluation

The Directors participate in an annual evaluation of the full Board and each committee on which they serve, in order to assess the performance and effectiveness of the Board and its committees. The responses and comments are presented to, and discussed with, the Board and each committee of the Board.

Election of Directors (Proposal 1)

You will find important information in the proxy statement about the qualifications and experience of each of the director nominees whom you are being asked to elect. The N&CG Committee performs an annual assessment to evaluate whether NovaBay’s directors have the skills and experience to effectively oversee the Company. All of our directors have proven leadership ability, sound judgment, integrity and a commitment to the success of our Company.

Director Nominees

Name	Director Since	Age	Independent	Principal Occupation	NovaBay Board Committees
Mijia (Bob) Wu	2016	45	No	Managing Director of China Kington Asset Management	None
Yenyou (Jeff) Zheng	2019	63	Yes	Director of Business Development of Spartan Securities Group, Ltd.	Audit, Compensation, N&CG

Approval of an Increase in our Number of Authorized Shares of Common Stock (Proposal 2)

Our Board is requesting stockholder approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to increase the number of authorized shares of our common stock from 50,000,000 shares to 75,000,000 shares in order to provide flexibility to use our common stock for business and financial purposes in the future. Of the 50,000,000 shares of our common stock currently authorized, as of the close of business on March 27, 2020, there were 4,779,292 authorized shares of common stock that remain available for issuance by us. If our stockholders approve the proposed amendment to our Certificate of Incorporation, it will become effective upon filing with the Secretary of State of the State of Delaware, which we anticipate doing as soon as practicable following stockholder approval. However, even if our stockholders approve the proposed amendment, our Board retains discretion under Delaware law not to implement the proposed amendment. If our Board were to exercise such discretion or our stockholders did not approve the proposed amendment to the Certificate of Incorporation, the number of authorized shares would remain at the current level.

Ratification of the Selection of the Independent Registered Public Accounting Firm (Proposal 3)

The Audit Committee has appointed OUM & Co. LLP (“OUM”) as the Company’s independent registered public accounting firm (independent auditor) for 2020. While we are not required to have stockholders ratify the selection of OUM as the Company’s independent auditor, we are doing so because we believe it is good corporate practice. If our stockholders do not ratify the selection, the Audit Committee will reconsider the appointment, but may nevertheless retain OUM as the Company’s independent auditor. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

- iv -

Submission of Stockholder Proposals or Nominations for 2021 Annual Meeting of Stockholders

Stockholder proposals submitted for inclusion in our 2021 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by us by December 16, 2020. Notice of stockholder proposals to nominate a person for election as a Director or to introduce an item of business at the 2021 annual meeting of stockholders outside Rule 14a-8 must be received by us no earlier than January 26, 2021 and no later than February 25, 2021.

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TABLE OF CONTENTS

Page

PROXY STATEMENT FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS	1
Purpose of Meeting	1
Availability Notice	1
Attendance at the Annual Meeting	1
Voting; Quorum	2
Required Votes	2
Effect of Not Voting	3
Voting Methods	3
Revoking Proxies	4
Solicitation	4
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING	5
PROPOSAL ONE: ELECTION OF DIRECTORS	5
Current Directors and Nominees	5
Class I Director Nominees – Terms Expiring at the 2020 Annual Meeting	5
Recommendation of Our Board	6
Directors with Continuing Terms	6
Class II Directors – Terms Expiring at the 2021 Annual Meeting	6
Class III Directors – Terms Expiring at the 2022 Annual Meeting	7
Family Relationships	9
CORPORATE GOVERNANCE	9
Code of Ethics and Business Conduct	9
Director Independence	9
Board Committees and Meetings	9
Other Board Matters	13
Stockholder Communications to the Board	14
PROPOSAL TWO: APPROVAL OF AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 75,000,000	15
Recommendation of Our Board	16
PROPOSAL THREE: ADVISORY, NON-BINDING VOTE TO RATIFY THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17
Fees Paid to Independent Registered Public Accounting Firm	17
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services	17
Recommendation of Our Board	17
AUDIT COMMITTEE REPORT	18
EXECUTIVE COMPENSATION AND OTHER INFORMATION	19
Executive Officers	19
Business Highlights	19
Summary Compensation Table	20
2019 Stock Option Awards	21
2018 Stock Option Awards	21
2019 and 2018 Performance Incentives	21
Federal Income Tax Law	22
Outstanding Equity Awards at Fiscal Year End	22
Employment-Related Agreements and Potential Payments Upon Termination or Change in Control	23
Director Compensation	24
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	25
EQUITY COMPENSATION PLAN INFORMATION	28
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	28
DELINQUENT SECTION 16(A) REPORTS	29
ANNUAL REPORT	29
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS AND NOMINATIONS	30
Due Date for Stockholder Proposals and Nominations for Next Year’s Annual Meeting	30
HOUSEHOLDING OF PROXY MATERIALS	30
OTHER BUSINESS	31

2000 Powell Street, Suite 1150

Emeryville, California 94608

PROXY STATEMENT FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement (the “Proxy Statement”), our Notice of 2020 Annual Meeting of Stockholders (the “Notice”) and our proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of NovaBay Pharmaceuticals, Inc., a Delaware corporation (“NovaBay,” the “Company,” “we,” “our,” or “us”), to be voted at the 2020 Annual Meeting of Stockholders to be held on Tuesday, May 26, 2020 (the “Annual Meeting”), and at any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held at 5:00 p.m. Pacific Time and, in line with prior practice as well as safety concerns about the Coronavirus or COVID-19, will be a virtual meeting of stockholders. You will be able to participate in the 2020 Annual Meeting, vote, and submit your questions during the meeting via live webcast by visiting www.meetingcenter.io/289499656. You must have your 15-digit control number and the meeting password NBY2020 to enter and participate in the virtual meeting. If you are a registered holder, your control number is provided by NovaBay on your Notice of Internet Availability of Proxy Materials (“Availability Notice”) or on your proxy card. If your shares are held in the name of a bank, broker or other holder of record, you may either (i) vote in advance of the meeting by contacting your broker and attend the virtual meeting as a guest; or (ii) register to attend the virtual meeting as a stockholder in advance (allowing you to both vote and ask questions during the meeting) by following the instructions below under “Attendance at the Annual Meeting.” This Proxy Statement and the proxy card are being made available over the Internet or delivered by mail on or about April 15, 2020, to stockholders of record as of March 27, 2020.

Purpose of Meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the Notice and are described in more detail in this Proxy Statement.

Availability Notice

We are pleased to offer our stockholders the convenience of notice and access to our electronic Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”) and the opportunity to vote online. This delivery method also helps NovaBay reduce the mailing of paper copies of our proxy materials and Annual Report. Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are permitted to furnish proxy materials, including this Proxy Statement, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Consequently, our stockholders generally will not receive paper copies of our proxy materials unless they request them. Beginning on or about April 15, 2020, we will send to our stockholders an Availability Notice containing instructions on how to access this Proxy Statement, our Annual Report and your proxy card via the Internet and vote online. As a result, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. All stockholders will have the ability to access the proxy materials on a website referred to in the Availability Notice and may request a printed set of the proxy materials free of charge by mail or electronically from such website. If you would like to receive a printed set of our proxy materials, you should follow the instructions for requesting such materials included in the Availability Notice. By participating in the e-proxy process, we save printing and mailing expenses and reduce the environmental impact of our Annual Meeting.

Attendance at the Annual Meeting

As permitted by Delaware law and our Bylaws, the Company’s Annual Meeting will be held as a virtual meeting live via the Internet. You will be able to attend the Annual Meeting via live webcast by visiting the Company’s virtual meeting website (www.meetingcenter.io/289499656) at the meeting time. Upon visiting the meeting website, you will be prompted to enter your 15-digit control number provided on your Availability Notice or on your proxy card if you receive proxy materials by mail and the meeting password NBY2020. Your unique control number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website.

Please note that if you hold your shares in the name of a bank, broker or other holder of record, in order to join the virtual meeting as a stockholder and be able to vote and submit questions during the Annual Meeting, you will need to contact your bank, broker or other holder to receive proof of your beneficial ownership and submit such proof, along with your name, email address and contact information, to Computershare in advance of the Annual Meeting no later than 5:00 pm ET on May 20, 2020, which may be submitted via: (i) email to legalproxy@computershare.com; (ii) facsimile to (781) 575-4647; or (iii) mail to Computershare, Company Legal Proxy, P.O. Box 43001, Providence, Rhode Island 02940-3001. Upon receipt of such beneficial ownership proof, Computershare will then register you for attendance at the virtual meeting and provide you with registration information needed to join the meeting as a stockholder.

Alternatively, if you hold your shares in the name of a bank, broker or other holder of record, you may vote in advance of the virtual meeting by contacting your holder of record (please see “Voting Methods” below) and join the virtual meeting as a guest (without the ability to vote or ask questions) without advance registration.

Voting; Quorum

The record date for determining those stockholders who are entitled to notice of, and to vote at, the Annual Meeting has been fixed as March 27, 2020 (“Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Each stockholder is entitled to one (1) vote for each share of our common stock held by such stockholder as of the Record Date. As of the Record Date, 28,010,564 shares of our common stock were outstanding, and no shares of our preferred stock were outstanding.

Holders of a majority of the voting power of all the outstanding shares of our common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained. Stockholders who log on to, and vote at, our virtual meeting of stockholders with their 15-digit control number (which is provided by NovaBay on your Availability Notice or on your proxy card if you receive proxy materials by mail, or obtained from Computershare by those who hold their shares in the name of a bank, broker or other holder of record and register in advance of the Annual Meeting) are considered present in person.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (i.e., shares held by a broker, bank or other nominee that are represented at the Annual Meeting, but with respect to which such broker, bank or other nominee is not instructed to vote on a particular proposal and does not have discretionary voting power). Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes and votes marked “WITHHELD” will not be counted towards the tabulation of votes cast on such proposals presented to the stockholders.

Required Votes

For Proposal One, the election of Class I directors, the two (2) nominees nominated by our Board receiving the highest number of “FOR” votes of our common stock, present or represented by proxy duly authorized and entitled to vote at the Annual Meeting, will be elected. “WITHHELD” votes and broker non-votes will have no effect.

For Proposal Two, the approval of an amendment to the Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to increase the number of our authorized shares of common stock from 50,000,000 to 75,000,000, requires “FOR” votes from a majority of the shares present and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same effect as “AGAINST” votes. If the amendment is not approved by stockholders at the Annual Meeting, the number of authorized shares will remain at the current level.

For Proposal Three, the ratification of the appointment by our Audit Committee of OUM & Co. LLP (“OUM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2020 will reflect stockholder approval of such advisory vote if we receive “FOR” votes from a majority of the shares present and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same effect as “AGAINST” votes. If the ratification of the appointment of OUM is not approved by stockholders at the Annual Meeting, the Audit Committee will consider other independent registered public accounting firms.

Effect of Not Voting

Stockholder of Record; Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your enclosed proxy card, by telephone, or over the Internet, your shares will not be voted.

Beneficial Owner; Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a beneficial owner and do not instruct your broker, bank or other nominee how to vote your shares, the question of whether your broker, bank or other nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers, banks or other nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management supported. Accordingly, your broker, bank or other nominee may not vote your shares on Proposal One, but may vote your shares on Proposals Two and Three.

Voting Methods

If you were a registered stockholder on the Record Date, you may vote your shares at the virtual Annual Meeting, www.meetingcenter.io/289499656, or by visiting the Company’s online voting website, www.investorvote.com/NBY, which contains voting instructions. The meeting starts at 5:00 p.m. (Pacific Time). You may also vote your shares by telephone by calling (toll free within the U.S. and Canada) 1-800-652-VOTE (8683) and following the voting instructions read to you by the automated operator.

Upon visiting the meeting website or calling the call-in telephone line, you will be prompted to enter your 15-digit control number provided to you on your Availability Notice or on your proxy card if you receive proxy materials by mail. Your unique control number allows us to identify you as a stockholder and will enable you to securely cast votes.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day beginning at 12:01 a.m. Pacific Time on Tuesday, April 15, 2020. Internet and telephone voting will close promptly at the close of the polls at the virtual meeting. After voting is closed during the Annual Meeting, you will no longer have the ability to vote your shares for the specific proposals considered at the Annual Meeting.

If you are a registered stockholder as of the Record Date and hold your shares in more than one fund or other affiliated investment vehicle, you will receive separate voting credentials for each such entity that is a record holder of shares of our common stock. Please be sure to log on separately for each fund in order to cast all votes that you are entitled to cast at the Annual Meeting.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. Please note, however, that any beneficial owner who intends to vote during the Annual Meeting (as opposed to in advance of the meeting) will need to register in advance with Computershare, as outlined under “Attendance at the Annual Meeting.”

If you receive proxy materials by mail or if you request paper copies of the proxy materials, you can vote by mail by marking, dating, signing and returning your proxy card in the postage-paid envelope. Further instructions on how to vote by mail are included on the proxy card. Only proxy cards that have been signed, dated, and timely returned will be counted towards the quorum and entitled to vote.

If your proxy card does not specify how the shares represented thereby are to be voted, the proxy will be voted “FOR” the election of the directors proposed by the Board under Proposal One and “FOR” the approval of Proposals Two and Three described in the Notice and this Proxy Statement.

The proxy card also grants the proxy holders discretionary authority to vote on any other business that may properly come before the Annual Meeting. We have not been notified by any stockholder of his or her intent to present a stockholder proposal at the Annual Meeting.

Revoking Proxies

If your shares are held in your name, you may revoke or change your vote at any time before the Annual Meeting by (i) submitting another proxy on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted); or (ii) attending the Annual Meeting live via webcast and voting during the meeting (simply attending the virtual meeting will not, by itself, revoke your proxy); or (iii) by filing a notice of revocation or another signed proxy card with a later date with our Corporate Secretary, Mr. Justin Hall, Esq., at our principal executive offices at 2000 Powell Street, Suite 1150, Emeryville, California 94608.

Solicitation

NovaBay will bear the entire cost of proxy solicitation, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the Notice, the proxy card and any additional solicitation materials furnished to the stockholders. Copies of these materials will be furnished to brokers, banks or other nominees holding shares in their names that are beneficially owned by others so they may forward these materials to such beneficial owners. In addition, we may reimburse such persons for their reasonable expenses in forwarding the solicitation materials to the beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
PROPOSAL ONE: ELECTION OF DIRECTORS

Our Certificate of Incorporation provides for a classified board of directors consisting of three (3) classes of directors, each serving staggered three (3)-year terms. As a result, a portion of our Board will be elected each year. Our Board currently consists of six (6) persons.

Upon the recommendation of the Nominating and Corporate Governance (“N&CG”) Committee of the Board, our Board selected and approved Mr. Mijia (Bob) Wu (“Mr. Wu”) and Dr. Yenyou (Jeff) Zheng (“Dr. Zheng”) as nominees for election in the class being elected at this Annual Meeting to serve for a term of three (3) years, expiring at the 2023 Annual Meeting of Stockholders, and until their successors are duly elected and qualified or until their earlier resignation or removal. Each nominee has agreed to serve if elected. Management has no reason to believe either of the nominees will be unable to serve. In the event either of the nominees named herein is unable to serve or declines to serve at the time of the Annual Meeting, the proxy holders will exercise discretionary authority to vote for substitutes. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the nominees named below.

On April 29, 2019 and May 1, 2019, respectively, Dr. Yonghao (Carl) Ma and Mr. Yanbin (Lawrence) Liu resigned as members of the Board, and the Board reduced the size of the Board from eight (8) to six (6) members. Subsequently, (i) on July 20, 2019, Mr. Mark M. Sieczkarek (“Mr. Sieczkarek”) resigned as a member of the Board and the Board elected Mr. Xiaopei (Ray) Wang (“Mr. Wang”) to fill such vacancy; (ii) on September 11, 2019, Mr. Todd Zavodnick (“Mr. Zavodnick”) resigned as a member of the Board and the Board elected Dr. Zheng to fill such vacancy; and (iii) on December 17, 2019, the Board increased the size of the Board to seven (7) directors and appointed Ms. Swan Sit (“Ms. Sit”) to fill the vacancy on the Board resulting from the increased Board size. Subsequent to the fiscal year end, on March 31, 2020, Ms. Gail Maderis ("Ms. Maderis") resigned as a member of the Board, and the Board reduced the size of the Board from seven (7) to six (6) members.

Mr. Xinzhou (Paul) Li (“Mr. Li”) and Mr. Wang have been designated as Class II directors whose terms expire at the 2021 Annual Meeting of Stockholders. Mr. Paul Freiman (“Mr. Freiman”) and Ms. Sit have been designated as Class III Directors whose terms expire at the 2022 Annual Meeting of Stockholders.

Current Directors and Nominees

The names of our current directors and nominees, their ages and biographical information about them, as of April 1, 2020, are as follows:

Class I Director Nominees – Terms Expiring at the 2020 Annual Meeting

Mijia (Bob) Wu, M.B.A.
Director Age: 45	Director since January 2016 Committees: None Current Occupation: Managing Director of China Kington Asset Management (“China Kington”)
Selected Director Qualifications:

    Over a decade of valuable experience in finance and investments

    Uniquely positioned to represent our stockholders’ interests as a representative of one of the Company’s largest stockholders

    Expertise in the international market

Since June 2008, Mr. Wu has been the Managing Director of China Kington (an affiliated entity of China Kington Investment Co. Ltd.), which (i) acted as the sole placement agent (and received a commission) for a $6.86 million private placement of NovaBay common stock and warrants to purchase common stock in May 2015; (ii) facilitated a bridge loan for the Company in the aggregate amount of $3.02 million in August 2016, in consideration for which China Kington was granted, among other things, the right to appoint two (2) new members to the Company’s Board; (iii) acted as the sole placement agent (and received a commission) for a $2.8 million private placement for the sale of 1,518,567 shares of the Company’s common stock to accredited investors in February 2016; (iv) acted as the sole placement agent (and received a commission) for an $11.8 million private placement of NovaBay common stock and warrants to purchase common stock, which closed in two (2) tranches (May 2016 and August 2016); (v) facilitated a loan for the Company in the aggregate amount of $1.0 million in February 2019; (vi) acted as the sole placement agent (and received a commission) for a $2.4 million private placement of NovaBay common stock and warrants to purchase common stock in June 2019; and (vii) acted as a placement agent (and received a commission) for a $2.7 million private placement of NovaBay preferred stock and warrants to purchase common stock in August 2019. Concurrently, Mr. Wu serves as the Managing Director of Shanghai Ceton Investment Management Co. Ltd. Since October 2013, he has also been the Non-Executive Director of China Pioneer Pharma, an affiliate of one of the Company’s largest stockholders, China Pioneer Pharma Holdings Limited (holding approximately 18.5% of NovaBay’s total common stock outstanding). Previously, Mr. Wu served as Director at UBS AG, Hong Kong Branch, in 2007 and Vice President of BNP Paribas Hong Kong from 2005 to 2006. He was also the Assistant Vice President at ABN AMRO Bank (China) Co., Ltd. from 2002 to 2005. He holds an M.B.A. from Manchester Business School, University of Manchester, and an Executive M.B.A. from Cheung Kong Graduate School of Business.

Yenyou (Jeff) Zheng, Ph.D.
Independent Director Age: 63	Director since September 2019 Committees: N&CG (Chair), Audit (Chair) and Compensation Current Occupation: Director of Business Development of Craft Capital Management LLC
Selected Director Qualifications:

   Significant strategic experience in corporate financing solutions from his current experience at both Craft Capital Management LLC and Spartan Securities Group, Ltd.

   Extensive network of contacts related to financing, partnering and support services

Dr. Zheng currently serves as the Director of Business Development of, and as a broker with, Craft Capital Management LLC and has served in such positions since September 2019. Prior to that, Dr. Zheng served as the Director of Business Development of Spartan Securities Group, Ltd. from 2014 to August 2019. Dr. Zheng’s experience includes providing innovative financial solutions and consulting services for initial public offering underwriting and investment banking as well as corporate financing solutions with a particular focus on Chinese companies listed overseas. Dr. Zheng  previously served as a financial advisor for various Canadian public companies including: P & P Ventures Inc. (TSX-V: PPV.H) where he served as president and a director; Damon Capital Corp (TSX-V: DAM.H) where he served as Chief Financial Officer and a director; and Cantronic Systems Inc. (TSX-V: CTS) where he served as a director and chair of the audit committee. Dr. Zheng received a Ph.D. in physics from Flinders University of South Australia.

Recommendation of Our Board

For the reasons described in this Proxy Statement, our Board recommends unanimously that you vote “FOR” the Class I director nominees listed above.

Directors with Continuing Terms

Class II Directors – Terms Expiring at the 2021 Annual Meeting

Xinzhou (Paul) Li
Director Age: 56	Director since April 2015 Committees: None Current Occupation: Chairman and Executive Director of China Pioneer Pharma Holdings Limited (“China Pioneer Pharma”)
Selected Director Qualifications:

    Extensive knowledge of NovaBay’s products and the pharmaceutical industry generally

    Leadership of a successful company dedicated to the promotion and marketing of imported pharmaceutical products and medical devices

    Expertise in the international market

    Uniquely positioned to represent our stockholders’ interests as a representative of one of NovaBay’s largest stockholders

Mr. Li has been the Chairman and Executive Director of China Pioneer Pharma since 2013 (also serving in the role of chief executive officer from November 2013 to December 2014) and is also currently Director of China Pioneer Pharma’s wholly-owned subsidiary, Pioneer Pharma (Hong Kong) Company Limited (“Pioneer Hong Kong”). China Pioneer Pharma, along with its affiliates, is the exclusive distributor of NovaBay’s NeutroPhase® Skin and Wound Cleanser in China and Southeast Asia, as well as one of NovaBay’s largest stockholders. Mr. Li has not been appointed to any committees. Mr. Li previously served as the Board’s Asia-Pacific advisor for over two (2) years. Mr. Li founded China Pioneer Pharma in July 1996, and is responsible for managing its operations and planning, and for formulating the company’s strategies. He has more than 22 years of experience in the pharmaceutical services industry and has more than 24 years of experience in international trading and management. Prior to China Pioneer Pharma, Mr. Li worked at the Hainan branch of Sumitomo Corporation from 1988 to 1995. Mr. Li graduated from Jianghan Petroleum Normal School with a diploma in English and studied at the China Europe International Business School.

Xiaopei (Ray) Wang
Director Age: 38	Director since July 2019 Committees: None Current Occupation: Executive Assistant of Greenwood Capital Pty Ltd.
Selected Director Qualifications:

    Expertise in international marketing, particularly with regards to trading and sales in the medical service market

    Nominated by and uniquely positioned to represent our stockholders’ interests as a representative of one of NovaBay’s largest stockholders

Mr. Wang has served as the Executive Assistant of Greenwood Capital Pty Ltd. since July 2015. Mr. Wang is also currently a director of Greenwood Medical Pty Ltd. and Longford Capital Pty Ltd. Mr. Wang is particularly experienced in international trading and sales with experience in the Australian health system and medical service market. From 2005 to 2015, Mr. Wang served as the Purchasing Manager, Sales Manager and General Manager of LodeStar International Pty Ltd. Mr. Wang received a bachelor’s degree in Economics from Shandong University of Finance and Economics (formerly Shandong Finance Institute).

Class III Directors – Terms Expiring at the 2022 Annual Meeting

Paul E. Freiman, Ph.D.
Chairman & Independent Director Age: 85	Director since May 2002 Committees: Compensation (Chair), Audit and N&CG Current Occupation: Independent Pharmaceutical Professional & Consultant
Selected Director Qualifications:

   Extensive historical knowledge about NovaBay, having served over 17 years as one of our directors, providing valuable Board continuity

   Valuable operational and industry expertise and leadership skills from prior experiences as a client executive officer as well as a board member of various pharmaceutical companies

   Experience in multiple acquisitions, for example guiding Syntex Corporation (“Syntex”) through an acquisition by Roche in 1994 for $5.3 billion

Since January 2009, Mr. Freiman has been an independent pharmaceutical professional and consultant. Currently, he is also a board member of Chronix Biomedical Inc., a private molecular diagnosis company. Mr. Freiman’s prior experience includes serving as the president and chief executive officer of Neurobiological Technologies, Inc. (OTC: NTII) and a member of its board of directors from April 1997 until 2009. Mr. Freiman’s prior experience also includes serving as the former chairman and chief executive officer of Syntex from 1989 to 1994. He is credited with much of the marketing success of Syntex’s lead product, Naprosyn, and was responsible for moving the product to over-the-counter status, marketed as Aleve. Mr. Freiman served as chairman of the board of Neurotrope, Inc. (OTCBB: BLFL) from 2013 until August 2016. Mr. Freiman served as chairman of Penwest Pharmaceutical Co. (NASDAQ: PPCO) until 2010 and served on the board of directors of Otsuka American Pharmaceuticals, Inc. and Otsuka America, Inc. until 2011, NeoPharm, Inc. (NASDAQCM: NEOL) until 2010 and Calypte Biomedical Corporation (OTC: CBMC) until September 2009. Mr. Freiman also served on the board (including as chairman) of the Pharmaceutical Research and Manufacturers Association of America. He has also served on a number of industry task forces both domestically and internationally. Mr. Freiman received a B.S. in pharmacy from Fordham University and an honorary doctorate from the Arnold & Marie Schwartz College of Pharmacy.

Swan Sit
Independent Director Age: 42	Director since December 2019 Committees: Audit, Compensation and N&CG Current Occupation: Independent Business Consultant
Selected Director Qualifications:
Experience in brand management and advertising Expertise in the digital transformation of companies through ecommerce

Ms. Sit currently acts as an independent business consultant to various public and private companies. Most recently she served as the Vice President of NA Digital Commerce Capabilities, Business Operations and Service and the Vice President of Global Digital Marketing of Nike, Inc. from 2018 to 2019. Prior to such position, Ms. Sit served as the Vice President of Global Digital of Revlon and Elizabeth Arden, Inc. from 2015 to 2017 and the Executive Director of Strategy and Planning, Online of The Estée Lauder Companies, Inc. Ms. Sit brings business experience including digital transformation experience supplemented by management consulting, brand management and advertising. Ms. Sit has built front-end consumer experiences across ecommerce, omnichannel, mobile, media, social, apps and innovation as well as integrated back-end operations. Ms. Sit received an MBA from Columbia Business School and a B.A. in Economics from Harvard University.

Family Relationships

There are no family relationships among any of our directors, director nominees or executive officers.

CORPORATE GOVERNANCE

Code of Ethics and Business Conduct

Our Board has adopted a Code of Ethics and Business Conduct (the “Code of Ethics”) which applies to all directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and employees. The full text of our Code of Ethics is available on the Corporate Governance section of our website at www.novabay.com. We intend to disclose future amendments to certain provisions of the Code of Ethics, and any waivers of provisions of the Code of Ethics required to be disclosed under the rules of the SEC, at the same location on our website.

Director Independence

Our Board has determined that each of Mr. Freiman, Ms. Sit and Dr. Zheng satisfies the requirements for “independence” as defined in the NYSE American Company Guide (the “Company Guide”). The remaining non-independent directors will not serve on any committees of the Board.

Board Committees and Meetings

Our Board has an Audit Committee, a Compensation Committee and an N&CG Committee. Each such committee has a written charter that is reviewed annually and revised as appropriate. A copy of each committee’s charter is available on the Corporate Governance section of our website at www.novabay.com.

Name	Audit Committee	Compensation Committee	N&CG Committee
Paul E. Freiman, Ph.D.*	●	C	●
Xinzhou (Paul) Li
Swan Sit	●	●	●
Xiaopei (Ray) Wang
Mijia (Bob) Wu, M.B.A.
Yenyou (Jeff) Zheng	C	●	C

●     Member

C     Chair

O     Audit Committee Financial Expert

*     Chairman of the Board

The table below shows the number of Board and Committee meetings held in 2019.

Number of Meetings Held
Board of Directors	10
Audit Committee	4
Compensation Committee	2
N&CG Committee	2

Directors are expected to attend Board meetings, our annual stockholders’ meeting and the meetings of the committees on which they serve. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board and committees of the Board while he or she was serving on such committee. During all of the regularly scheduled 2019 Board meetings, the independent directors met in an executive session. Effective March 8, 2019, the Board appointed Mr. Freiman as Chairman of the Board. Mr. Freiman served as Lead Independent Director prior to such appointment.

Audit Committee. Our current Audit Committee consists of Mr. Freiman, Ms. Sit and Dr. Zheng. Dr. Zheng serves as Chairman of the Audit Committee. Mr. Zavodnick served on the Audit Committee until his resignation in September 2019 with Dr. Zheng appointed to serve upon Mr. Zavodnick’s resignation, and Ms. Maderis served as the Chairman of the Audit Committee until her resignation on March 31, 2020 with Ms. Sit appointed to serve on the Audit Committee and Dr. Zheng appointed to serve as Chairman of the Audit Committee upon Ms. Maderis's resignation. Our Board has determined that each member of the Audit Committee is independent, as defined in the Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Dr. Zheng qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The functions of this committee include, but are not limited to:

►

meeting with our management and our independent registered public accounting firm periodically to consider the adequacy and effectiveness of our disclosure controls and procedures and our internal controls;

►

reporting findings regularly to the Board, including any issues that arise with respect to the quality or integrity of our financial statements, our compliance with legal or regulatory requirements, and the performance and independence of our independent registered public accounting firm;

►	considering and pre-approving all audit and non-audit services to be rendered by our independent registered public accounting firm;

►	appointing, evaluating, engaging and determining the compensation of, overseeing the work of, and, when appropriate, dismissing our independent registered public accounting firm;

►

reviewing with management and our independent registered public accounting firm, prior to public release, our financial statements (including annual and quarterly financial statements in periodic reports to be filed with the SEC);

►

reviewing with our independent registered public accounting firm all of their significant findings during the year, including the status of previous audit recommendations, and any significant unadjusted audit differences;

►

reviewing and discussing with management and our independent registered public accounting firm the accounting policies that may be viewed as critical, and reviewing and discussing any significant changes in our accounting policies and any accounting and financial reporting proposals that may have a significant impact on our financial reports;

►	resolving disagreements between management and our independent registered public accounting firm regarding financial reporting;

►

inquiring of management, the Chief Financial Officer (“CFO”) and/or the Controller, and our independent registered public accounting firm, about significant risks or exposures and assessing the steps management has taken to minimize such risks; and

►	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters.

Both our independent registered public accounting firm and internal financial personnel regularly meet privately with the Audit Committee and have unrestricted access to this committee.

Compensation Committee. Our current Compensation Committee consists of Mr. Freiman, Ms. Sit and Dr. Zheng. Mr. Freiman serves as Chairman of the Compensation Committee. In 2019, Dr. Ma served on the Compensation Committee until his resignation in April 2019 with Mr. Zavodnick appointed to serve upon Dr. Ma’s resignation and, subsequently, Dr. Zheng was appointed to serve upon Mr. Zavodnick’s resignation in September 2019. Further, Ms. Maderis served on the Compensation Committee until her resignation on March 31, 2020 with Ms. Sit appointed to serve upon Ms. Maderis's resignation. Our Board has determined that each member of the Compensation Committee is independent, as defined in the Company Guide. The functions and scope of authority of this committee include, but are not limited to:

►

establishing, approving and reviewing the overall corporate policies, goals and objectives for the compensation of our CEO and other executive officers, as well as annually evaluating the performance of our CEO and other executive officers in light of the corporate goals and objectives, and determining and approving the compensation of our CEO and other executive officers;

►

periodically reviewing and making recommendations to the Board concerning our equity and other incentive compensation plans, including the need to amend existing plans or adopt new plans or arrangements;

►

assisting the Board in the administration of our stock option plans and any equity or incentive compensation plans, and making recommendations to the Board as to stock option grants and other discretionary awards under such plans as to the executive officers; and

►

reviewing, at least annually, our pension and retirement plans, including any supplemental executive retirement plans, and making recommendations to the Board regarding the need to amend existing plans or adopt new ones for the purpose of implementing the Compensation Committee’s strategy regarding pension and retirement benefits.

The Compensation Committee may delegate its authority to subcommittees of the Compensation Committee, as set forth in its charter, but has not done so historically.

Decisions regarding executive compensation are ultimately determined by the Board upon recommendations of the Compensation Committee, which reviews a number of factors in its decisions, including market information about the compensation of executive officers at similarly-sized biotechnology companies within our geographic region, or peer group companies, and recommendations from our CEO and CFO. The CEO and CFO attend all meetings of the Compensation Committee except when their respective compensation packages are being discussed and participate in Compensation Committee discussions setting compensation of other officers and employees. This process allows the Compensation Committee to set compensation at levels it believes are appropriate to retain and motivate our named executive officers (“NEOs”).

Future decisions regarding executive compensation will continue to be the responsibility of our Compensation Committee.

Outside director compensation is determined by the entire Board after review and approval by the Compensation Committee. Director compensation is discussed further under the caption “Director Compensation” below.

N&CG Committee. Our current N&CG Committee consists of Mr. Freiman, Ms. Sit and Dr. Zheng. Dr. Zheng serves as Chairman of the N&CG Committee. Mr. Zavodnick served as the Chairman of the N&CG Committee until his resignation in September 2019 with Dr. Zheng appointed to serve upon Mr. Zavodnick’s resignation, and Ms. Maderis served on the N&CG Committee until her resignation on March 31, 2020 with Ms. Sit appointed to serve upon Ms. Maderis's resignation. Our Board has determined that each member of the N&CG Committee is independent, as defined in the Company Guide. The functions of this committee include, but are not limited to:

►	assisting the Board in establishing the minimum qualifications for a director nominee, including the qualities and skills that Board members are expected to possess;

►	leading the search for and identifying qualified candidates to become members of our Board;

►	selecting nominees for election of directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);

►	selecting candidates to fill vacancies on our Board;

►

reviewing and recommending to the Board a determination with respect to each director’s “independence” under the listing standards, the rules and regulations of the SEC and any other laws applicable to us;

►	receiving, reviewing and responding to director nominations submitted in writing by our stockholders;

►	reviewing and assisting the Board in developing a succession plan for the CEO;

►

developing, assessing annually, and making recommendations to the Board concerning appropriate corporate governance policies, including our Code of Ethics, and monitoring compliance with our Code of Ethics and other corporate governance policies; and

►	overseeing an annual review of the performance of the full Board and management and overseeing the annual self-evaluation process of each Board committee.

In connection with its recommendations regarding the composition of the Board, the N&CG Committee reviews the appropriate qualities and skills required of directors in the context of the current Board composition. This includes an assessment of each candidate’s independence, personal and professional integrity, financial literacy or other professional or business experience relevant to an understanding of our business, ability to think and act independently and with sound judgment, and ability to serve our stockholders’ long-term interests. These factors, and others deemed appropriate by the N&CG Committee in contributing to our Board’s heterogeneity, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. As a result, the priorities and emphasis of the N&CG Committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective directors. The N&CG Committee leads the search for and selects, or recommends that the Board select, candidates for election to the Board. Consideration of new director candidates typically involves a series of committee discussions, review of information concerning candidates and interviews with selected candidates. Candidates for nomination to our Board typically have been suggested by other members of the Board or by our executive officers or by our large stockholders or investment partners (i.e., Mr. Jian Ping Fu and China Pioneer Pharma).

From time to time, the N&CG Committee may engage the services of a third-party search firm to identify director candidates. The Board strives to achieve a membership of qualified individuals with a combination of qualities that best serves the Company’s needs. Although we do not have a formal written diversity policy, the N&CG Committee consults with the Board to determine the most appropriate mix of characteristics, skills and experiences for the Board as a whole to possess at any given time and will consider diversity in its process to the extent it deems appropriate. For example, the N&CG Committee took into account gender diversity in its determination to recommend that Ms. Maderis (who served throughout the entire 2019 fiscal year) and Ms. Sit be appointed to our Board in 2010 and 2019, respectively, and took into account ethnic diversity in its determination to recommend that Mr. Li be appointed to our Board in 2015, that Mr. Wu be appointed to our Board in 2016, and that Messrs. Wang and Zheng and Ms. Sit be appointed to our Board in 2019. To identify the best candidates for the Board’s needs, the N&CG Committee considers the following as the minimum qualifications a nominee must have:

►	experience at a strategic or policymaking level in a business, government, non-profit or academic organization;

►	be highly accomplished in his or her respective field, with superior credentials and recognition;

►	be well regarded in the community and possess a long-term reputation for the highest ethical and moral standards;

►	sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve; and

►	to the extent such nominee serves or has previously served on other boards, a demonstrated history of actively contributing at board meetings.

The N&CG Committee also considers industry experience or qualifications, such as generic, brand or biotech experience, general management or financial experience, and diverse experience in business, education, government, law, technology, regulatory compliance, medicine and science. When considering candidates for election (or re-election) to the Board, the N&CG Committee considers the entirety of a candidate’s credentials and background in addition to the specific minimum qualifications outlined above. Moreover, the members of the N&CG Committee believe that each member of the Board should have the highest character and integrity, a reputation for working constructively with others, and minimal conflicts of interest that might interfere with his or her performance as a director.

The N&CG Committee will consider candidates for director recommended by our stockholders who meet the eligibility requirements for submitting stockholder proposals for inclusion in our next proxy statement, as described in the Company’s Amended and Restated Bylaws (the “Bylaws”) and provided that such recommendations are received within the timeframe required under the caption “Deadline for Receipt of Stockholder Proposals or Nominations” below. Such stockholder’s notice shall set forth: (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of capital stock of the Company which are owned of record and beneficially by such nominee, (4) the date(s) on which such shares were acquired and the investment intent of such acquisition, (5) a statement of whether such nominee, if elected, intends to tender, promptly following such person’s failure to receive the required vote for election or re-election at the next meeting at which such person would face election or re-election, his or her resignation, and (6) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to § 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected); and (B) as of the date of the notice and as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Proponent” and collectively, the “Proponents”): (1) the name and address of each Proponent, as they appear on the Company’s books; (2) the class, series and number of shares of the Company that are owned beneficially and of record by each Proponent; (3) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (4) a representation that the Proponent(s) are holders of record or beneficial owners, as the case may be, of shares of the Company entitled to vote at the meeting and intend to appear in person or by proxy duly authorized at the meeting to nominate the person(s) specified in the notice; (5) a representation as to whether the Proponent(s) intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees; (6) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder’s notice; and (7) a description of any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial (each, a “Derivative Transaction”) by each Proponent during the previous 12 month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

The N&CG Committee evaluates each candidate, including Board incumbents, based on the same criteria. After a candidate has been contacted and agrees to be considered as a nominee, the N&CG Committee will review the candidate’s resume and other credentials and evaluate the expertise and experience that the candidate would provide to the Board and the Company.

Any potential candidates for director nominee, including candidates recommended by stockholders, are reviewed in the context of the current composition of the Board, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the N&CG Committee considers such factors as it deems appropriate given our current needs and those of our Board to maintain a balance of knowledge, experience and capability. The N&CG Committee reviews directors’ overall service during their term, including the number of meetings attended, level of participation and quality of performance. The N&CG Committee also determines whether the nominee would be independent, which determination is based upon the Company Guide and applicable SEC rules and regulations. The N&CG Committee then compiles a list of potential candidates from suggestions it may receive. The N&CG Committee conducts any appropriate and necessary inquiries into the background and qualifications of possible candidates as it deems appropriate, then meets to discuss and consider such candidates’ qualifications, and then selects a nominee for recommendation to the Board by majority vote.

No candidates for director nominations were submitted to the N&CG Committee by any stockholder in connection with the election of directors at the Annual Meeting. Each of the director nominees standing for election at this Annual Meeting is a current director of NovaBay.

Other Board Matters

Board’s Leadership Structure. Mr. Freiman has served as the Board’s independent Chairman since March 2019. Prior to that, Mr. Sieczkarek served as a non-independent Chairman of the Board due to his service as CEO, and Mr. Freiman served as the Board’s Lead Independent Director.

Board’s Role in Risk Oversight. One of the Board’s key functions is informed oversight of NovaBay’s risk management process. The Board does not have a formal risk management committee, but rather administers this oversight function through various standing committees of the Board that address risks inherent in their respective areas of oversight. Our Audit Committee is responsible for considering and discussing financial and enterprise risk exposures, including internal controls, and discusses with management, and the independent registered public accountants, our policies with respect to risk assessment and risk management, including risks related to fraud, liquidity, credit operations and regulatory compliance. In addition, under our whistleblower policy, employees wishing to report concerns or complaints they have related to accounting, auditing and internal controls submit such concerns in confidence, or anonymously if desired, to an outside administrator who forwards such complaints to our Audit Committee Chairman. Our Audit Committee monitors the effectiveness of the whistleblower policy. Our N&CG Committee monitors the effectiveness of our compliance and ethics policies, including whether they are successful in preventing illegal or improper liability-creating conduct, and our compliance with legal and regulatory requirements. Our Compensation Committee monitors NovaBay’s compensation policies to ensure that the compensation packages offered to our executive officers do not present such individuals with the potential to engage in excessive or inappropriate risk-taking activities.

Management is responsible for the day-to-day management of the risks that we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board is responsible for satisfying itself that our risk management processes are adequate and functioning as designed. Our Board’s involvement in risk oversight includes receiving regular reports from members of management and evaluating areas of material risk, including operational, financial, legal, regulatory, strategic and reputational risks. As a smaller reporting company with a reasonably-sized Board, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

Annual Meeting Attendance. We do not have a formal policy regarding attendance by members of our Board at the annual meetings of stockholders; however, directors are encouraged to attend all such meetings. In 2019, six (6) of the eight (8) directors then serving as members of the Board attended the 2019 Annual Meeting of Stockholders, with Messrs. Li and Zavodnick not attending the 2019 Annual Meeting of Stockholders.

Stockholder Communications to the Board

Our Board has implemented a process by which stockholders may send written communications directly to the attention of the Board, any committee of the Board or any individual Board member, care of our Corporate Secretary, Mr. Justin Hall, Esq., at 2000 Powell Street, Suite 1150, Emeryville, California 94608. The name of any specific intended Board recipient should be noted in the communication. Our Corporate Secretary will be responsible for collecting, organizing and monitoring communications from stockholders and, where appropriate depending on the facts and circumstances outlined in the communication, providing copies of such communications to the intended recipients. Communications will be forwarded to directors if they relate to appropriate and important substantive corporate or Board matters. Communications that are primarily commercial in nature or related to an improper or irrelevant topic will not be forwarded to the Board.

PROPOSAL TWO: APPROVAL OF AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 75,000,000

Our Board is requesting stockholder approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 50,000,000 shares to 75,000,000 shares. In March 2020, the Board adopted resolutions declaring the foregoing amendment advisable and directing that the amendment be submitted to a vote of the stockholders at the Annual Meeting.

Our Certificate of Incorporation currently authorizes the issuance of up to 55,000,000 shares of capital stock, consisting of 50,000,000 shares of common stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. An increase in the number of authorized shares of our common stock to 75,000,000 shares will increase our total authorized capitalization to 80,000,000 shares of capital stock, which includes our previously authorized 5,000,000 shares of preferred stock.

Of the 50,000,000 shares of our common stock currently authorized, as of the close of business on March 27, 2020, there were 28,010,564 shares of common stock outstanding. In addition to the shares of common stock outstanding on March 27, 2020, an aggregate of 3,609,972 shares were reserved for issuance under our equity compensation plans. In addition, as of March 27, 2020, we have reserved for future issuance 10,400,172 shares of common stock for outstanding options, warrants and restricted stock and 3,200,000 shares reserved for future issuance pursuant to the Company’s Securities Purchase Agreement with Iliad Research and Trading, L.P., dated March 26, 2019, which leaves 4,779,292 authorized shares of common stock that remain available for issuance by us.

The Board has approved the proposed increase in authorized common stock for the primary purpose of providing additional flexibility to use our common stock for business and financial purposes in the future. Our liquid resources currently available to fund our business are likely insufficient in the near future. In addition, as previously disclosed, on April 12, 2019 and May 16, 2019, the Company received a letter from the NYSE American notifying the Company that it is not in compliance with the minimum stockholders’ equity requirements under the NYSE American Company Guide and, on May 11, 2019, the Company submitted a compliance plan with the NYSE American to regain compliance. Accordingly, we may need to raise additional capital to continue our operations and for our common stock to continue to be listed on the NYSE American. The Board believes our current capital structure is inadequate for our future capital raising needs as the number of unreserved shares of common stock available for issuance will not be sufficient to raise the necessary capital to execute on our business strategy and, at the same time, satisfy our obligations to issue common stock upon exercise of our outstanding options and warrants.

The additional shares that will be authorized if this Proposal Two is approved may be used for various purposes. These purposes may include: raising capital; establishing strategic relationships with other companies; expanding our business through the acquisition of other businesses, products or technologies; and other purposes. NovaBay does not have any current plans, agreements or arrangements, whether written or oral, to issue any of the newly authorized shares that will be available if Proposal Two is approved. NovaBay, however, may raise capital in the future to address its liquidity needs and to regain compliance with the NYSE American continued listing standards. If this Proposal Two is not approved by our stockholders, it is possible that our financing and business development alternatives may be limited by the lack of unissued and unreserved authorized shares of common stock, and stockholder value may be harmed by this limitation. In short, if our stockholders do not approve this Proposal Two, we may not be able to access the capital markets, complete corporate collaborations or partnerships, and pursue other business opportunities integral to our growth and success. Even if this Proposal Two is approved by our stockholders, there is no assurance that we will be successful in raising additional funds or pursuing other business opportunities.

The additional common stock to be authorized by stockholder approval of this Proposal Two would have rights identical to the currently outstanding shares of our common stock. Approval of this Proposal Two and issuance of the additional authorized shares of common stock would not affect the rights of the holders of currently outstanding shares of our common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of any earnings per share and voting rights of current holders of common stock. The additional shares of common stock authorized by the approval of this Proposal Two could be issued by the Board without further vote of our stockholders except as may be required in particular cases by our Certificate of Incorporation, applicable law, regulatory agencies or the NYSE American listing standards. Under our Certificate of Incorporation, stockholders do not have preemptive rights to subscribe to additional securities that we may issue, which means that current stockholders under our governing documents do not have a prior right thereunder to purchase any new issue of common stock in order to maintain their proportionate ownership interests in NovaBay.

The proposed amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock could, under certain circumstances, have an anti-takeover effect. The additional shares of common stock that would become available for issuance if this Proposal Two is approved could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or our management. For example, without further stockholder approval, the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Further, the additional shares of common stock that would become available for issuance if the proposal were adopted could also be used by us to adopt a rights agreement, or “poison pill,” which would, under certain circumstances related to an acquisition of shares not approved by the Board of Directors, give certain holders the right to acquire additional shares of common stock at a low price. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any attempts directed at us), stockholders should be aware that approval of this Proposal Two could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

If our stockholders approve this proposal, we expect to file a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, substantially in the form as attached in Annex A hereto, as soon as practicable following stockholder approval effecting the amendment. Upon filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, Article IV.A. of our Certificate of Incorporation will be amended to read in its entirety as follows:

“A. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is Eighty Million (80,000,000) shares. Seventy-Five Million (75,000,000) shares shall be Common Stock, each having a par value of one cent ($0.01) per share. Five Million (5,000,000) shares shall be Preferred Stock, each having a par value of one cent ($0.01) per share.”

However, even if our stockholders approve the proposed amendment, our Board retains discretion under Delaware law not to implement the proposed amendment. If our Board were to exercise such discretion, the number of authorized shares would remain at the current level.

Recommendation of Our Board

 Our Board recommends unanimously that you vote “FOR” the approval of the amendment to our Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of common stock from 50,000,000 to 75,000,000.

PROPOSAL THREE: ADVISORY, NON-BINDING VOTE TO RATIFY THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected OUM as our independent registered public accounting firm for the fiscal year ending December 31, 2020. We are asking our stockholders to ratify the selection by the Audit Committee of OUM as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2020, and to perform other appropriate services. Stockholder ratification of the selection of OUM as our independent registered public accounting firm is not required by the Bylaws or otherwise. In the event that the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the Company’s best interests and our stockholders’ best interests.

A representative of OUM is expected to be present at the Annual Meeting, will have the opportunity to make a brief presentation to the stockholders if he or she so desires and is expected to be available to respond to appropriate questions from stockholders.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth the fees billed to us for the fiscal years ended December 31, 2019 and 2018, by OUM, our independent registered public accounting firm, for such years:

	2019	2018
Audit Fees	$237,054	$220,370
Audit-Related Fees	5,857	875
Tax Fees	—	—
All Other Fees	31,257	6,895
Total Fees	$274,168	$228,140

Audit Fees. Audit fees consisted of fees billed by OUM for professional services rendered in connection with the audit and quarterly reviews of our consolidated financial statements and other engagements, such as review of documents filed with the SEC.

Audit-Related Fees. Audit-related fees comprise fees for professional services rendered by OUM that are reasonably related to the performance of the audit or review of our consolidated financial statements and internal controls over financial reporting that are not reported in “Audit Fees.” In 2019, such audit-related fees were related to shareholder audit requirements. In 2018, such audit-related fees were for consultation on potential financial system upgrades.

Tax Fees. These are fees for professional services rendered by OUM with respect to tax compliance, tax advice and tax planning. There were no such services rendered by OUM in 2019 and 2018 that meet the above category description.

All Other Fees. All other fees consisted of fees associated with the review of registration statements on Form S-3, Form S-1 and Form S-8, comfort letters and consents performed by OUM.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

All engagements for services by OUM or other independent registered public accounting firms are subject to prior approval by the Audit Committee; however, de minimis non-audit services instead may be approved in accordance with applicable SEC rules. The Audit Committee approved all services provided by OUM for the fiscal years ended December 31, 2018 and December 31, 2019.

Recommendation of Our Board

 Our Board recommends unanimously that you vote “FOR” the ratification of the selection of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the audited consolidated financial statements of NovaBay Pharmaceuticals, Inc. for the fiscal year ended December 31, 2019, included in the Annual Report on Form 10-K for that year.

The Audit Committee has reviewed and discussed the audited financial statements of NovaBay for the fiscal year ended December 31, 2019 with NovaBay’s management. The Audit Committee has discussed with NovaBay’s independent registered public accounting firm, OUM, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has received the written disclosures and the letter from OUM required by applicable requirements of the PCAOB regarding OUM’s communications with the Audit Committee concerning independence and has discussed with OUM the independence of OUM.

Based on the review and discussions referred to above in this report, the Audit Committee recommended to NovaBay’s Board that the audited financial statements be included in NovaBay’s Annual Report for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors:

Yenyou (Jeff) Zheng, Chairman Paul E. Freiman Swan Sit

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The table below sets forth certain information regarding our President, CEO & General Counsel and Chief Compliance Officer, our Interim Chief Financial Officer and Treasurer and our Senior Manager and Controller, as of April 15, 2020.

Name	Age	Current Position(s)
Justin M. Hall, Esq.	42	President, CEO & General Counsel and Chief Compliance Officer
Lynn Christopher	65	Interim Chief Financial Officer and Treasurer
Wang Xu	37	Senior Manager and Controller

The following is certain biographical information regarding our executive officers.

Justin M. Hall, Esq. (“Mr. Hall”) currently serves as the Company’s President and Chief Executive Officer, and General Counsel and Chief Compliance Officer and has served in such position since June 2019. Mr. Hall  served as the Company’s Interim President and Chief Executive Officer from March 2019 to June 2019 and as the Company’s Senior Vice President and General Counsel beginning in December 2015. Prior to this, he served as the Company's lead in-house counsel beginning in February 2013. Prior to joining NovaBay, Mr. Hall worked as Corporate Counsel at Accuray Incorporated, a radiation oncology company, which he joined in October 2006, where he reported directly to the General Counsel and provided substantive legal advice on a broad range of complex legal matters with a focus on employment, corporate compliance, and corporate governance. Mr. Hall also worked as an investment advisor and attorney for the 401(k) Resource Center, which he founded in January 2009, which helped plan sponsors manage their retirement plans by providing legal advice. Mr. Hall's prior experience also includes serving as an investment advisor at Sagemark Consulting from 2000 to 2006, and a stock broker at First Security Van Kasper from 1998 to 2001. Mr. Hall received a B.A. in Business Administration and Management from the University of California, San Diego, and a J.D. from the University of San Diego, School of Law.

Lynn Christopher (“Ms. Christopher”) currently serves as the Company’s Interim Chief Financial Officer and Treasurer since March 18, 2020 and has served as a Consultant at RoseRyan since September 2015. Prior to joining RoseRyan, Ms. Christopher served as Corporate Controller for Adap.tv, Inc. (from March 2013 to June 2015), Lumasense Technologies, Inc. (from April 2011 to December 2012) and Responsys, Inc. (from August 2009 to May 2011). Ms. Christopher brings over 20 years of professional experience to the Company including directing all facets of finance and accounting management for private and public companies including managing an accounting department and leading quarterly reviews. Ms. Christopher received a B.A. in Accounting from the University of Washington.

Wang Xu (“Ms. Xu”) currently serves as the Company’s Senior Manager and Controller and has served in such position since June 2019. Prior to that, Ms. Xu served as the Company's Assistant Controller beginning in November 2018, where she oversaw and managed the Company’s accounting department and related functions. Prior to joining the Company, Ms. Xu worked as Controller (from October 2017 to October 2018) and Associate Director of Accounting (from March 2016 to October 2017) at AltheaDx, a molecular diagnostics company specializing in the field of pharmacogenetics. Ms. Xu’s prior experience also includes serving as the Assistant Controller at Oldcastle Materials (from April 2015 to February 2016) and from October 2009 to April 2015 serving in the following positions at Ernst & Young: Audit Manager, Audit Senior and Staff. Ms. Xu received a Masters of Accounting from the University of North Carolina at Chapel Hill.

Business Highlights

►	2019 full year net sales of $6.6 million and quarterly net sales of $1.7 million in the fourth quarter.

►	Gross margin on net product revenue was 74% for 2019.

►

On June 1, 2019, the Company launched Avenova Direct, a product of the same strength hypochlorous formulation as Avenova Rx but in a 20mL size bottle, to U.S. customers exclusively on Amazon.com. During the twelve months ended December 31, 2019, the revenue generated from Avenova Direct was $1.0 million, 15% of product revenue.

►

In response to the novel coronavirus (COVID-19), the Company tapped into its global supply network to locate and make available high-quality KN95 masks at the most reasonable price possible, which are available for online ordering through the Company’s website, Avenova.com.

Summary Compensation Table

The following table shows information regarding the compensation earned during the fiscal years ended December 31, 2019 and December 31, 2018 by (1) our President and Chief Executive Officer & General Counsel and Chief Compliance Officer, (2) our Senior Manager and Controller, (3) our former Chief Financial Officer and (4) our former Interim President and Chief Executive Officer & Chief Financial Officer and Treasurer. The individuals listed below are collectively referred to as the “NEOs” in this Proxy Statement. Ms. Christopher was not serving with NovaBay during 2019 and, as such is not reflected in the below table.

Name and Principal Position	Fiscal Year	Salary		Bonus			Stock Awards		Option Awards(1)		All Other Compensation(2)		Total
Justin M. Hall, Esq.	2019	$260,000			$65,000		$	−	$	−		$720	$325,720
President and CEO & GC and Chief Compliance Officer	2018	$260,000			−			−		$311,499		$660	$572,159
Wang Xu, Senior Manager and Controller(3)	2019	$164,769			$3,060		$	−	$	−		$367	$168,196
Jason Raleigh, Former Chief Financial Officer(4)	2019	$225,000			$108,500	(5)	$	−	$	−		$480	$333,980
John J. McGovern, CPA,	2019	$70,204	(6)	$	−		$	−	$	−	$	−	$70,204
Former Interim President and CEO & CFO and Treasurer	2018	$316,000	(7)		−			−		$422,004		$4,356	$742,360

______________

(1)

These amounts represent the aggregate grant date fair value of the equity awards granted to the Company’s NEOs during the fiscal year.  The aggregate grant date fair value is computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures.  See Note 12 to the Company's consolidated financial statements in our Annual Report, regarding assumptions underlying the valuation of the Company's equity awards.  These amounts do not correspond to the actual value that may be recognized by the Company's NEOs.

(2)	These amounts include individual life insurance premiums paid for by the Company.

(3)	Ms. Xu became an NEO for the first time for the 2019 fiscal year, and therefore no compensation information is provided for the 2018 fiscal year.

(4)

Mr. Raleigh was appointed our principal financial officer, effective as of March 8, 2019, and therefore no compensation information is provided for fiscal year 2018. Mr. Raleigh resigned as the Company’s Chief Financial Officer, effective as of March 31, 2020.

(5)

Mr. Raleigh received a one-time cash bonus payment of $100,000 in recognition of his appointment to Interim Chief Financial Officer and Treasurer on March 31, 2019 as well as a $8,500 performance bonus for 2019.

(6)

Mr. McGovern resigned as Interim President and CEO, CFO and Treasurer of the Company effective March 7, 2019. Accordingly, Mr. McGovern’s 2019 compensation is from January 1, 2019 through March 7, 2019.

(7)	In connection with his appointment as Interim President and CEO, Mr. McGovern’s base salary was increased to $370,000 per annum, effective October 1, 2018.

The Company’s most recent formal compensation peer survey conducted by a third party was in 2017. The Company’s Compensation Committee retained Radford Global Technology, a business unit of Aon Hewitt, to conduct a survey (the “Radford Survey”) of the Company’s executive compensation program and make any appropriate policy changes in 2017. The Radford Survey benchmarked the Company’s compensation practices as compared to the Company’s peer group, a group comprised of the following 20 similar pharmaceutical companies with a therapeutic focus in the marketing stage:

AcelRx Pharmaceuticals Alimera Sciences Anthera Pharmaceuticals Aradigm BioDelivery Sciences International CareDx Corium International	Cumberland Pharmaceuticals Cytori Therapeutics Derma Sciences DURECT Imprimis Pharmaceuticals Juniper Pharmaceuticals Neos Therapeutics	Ocular Therapeutix Orexigen Therapeutics Repros Therapeutics Sonoma Pharmaceuticals Vericel VIVUS

In line with the Radford Survey, the Compensation Committee recommended a 14% salary increase for Mr. Hall resulting in an annual base salary of two hundred sixty thousand dollars ($260,000) effective January 1, 2018. The Compensation Committee did not recommend any increases to executive salaries in 2019. For 2020, the Compensation Committee recommended a 7% salary increase for Mr. Raleigh resulting in an annual base salary of two hundred forty thousand dollars ($240,000), and no salary increase was recommended by the Compensation Committee for Mr. Hall or Ms. Xu.

2019 Stock Option Awards

The Board, upon the recommendation of the Compensation Committee, established there would be no stock option awards for the 2019 fiscal year for any of its NEOs.

2018 Stock Option Awards

On May 31, 2018, Mr. Hall was awarded 190,000 stock options to vest over four years.

Mr. McGovern was awarded 90,000 stock options on May 31, 2018 to vest over four years; and, in connection with being appointed Interim President and CEO, Mr. McGovern received an additional stock option award of 250,000 shares of the Company's common stock on October 9, 2018. Upon Mr. McGovern’s resignation as of March 7, 2019, Mr. McGovern forfeited his unvested awards and on the three-month anniversary of his resignation will forfeit any remaining unexercised awards that are in-the-money.

2019 and 2018 Performance Incentives

The Board, upon the recommendation of the Compensation Committee, established Mr. Hall and Ms. Xu would receive a bonus of $65,000 and $3,060, respectively, for fiscal year 2019 performance. Mr. Raleigh received a one-time bonus of $100,000 on March 31, 2019 as a retention bonus in addition to a bonus of $8,500 for fiscal year 2019 performance.

The Board, upon the recommendation of the Compensation Committee, established there would be no bonus payments for the 2018 fiscal year for any of its executive officers.

Federal Income Tax Law

Federal income tax law prohibits publicly held companies, such as the Company, from deducting certain compensation paid to an NEO that exceeds $1 million during the tax year. Prior to the adoption of the Tax Cuts and Jobs Act of 2017 (“Tax Act”), to the extent that compensation is based upon the attainment of performance goals set by the Compensation Committee pursuant to plans approved by the stockholders, the compensation was not included in the $1 million limit. The Tax Act repealed this exemption, and now compensation paid to NEOs in excess of $1 million in 2018 and later tax years will no longer be deductible, even if performance-based. The Compensation Committee intends to continue to use performance metrics in compensation when it is in the best interests of the Company and its stockholders.

Outstanding Equity Awards at Fiscal Year End

The following table presents the outstanding equity awards, as of December 31, 2019, held by each of our NEOs. Stock options were granted pursuant to our 2002 Stock Option Plan (“2002 Plan”) and 2005 Stock Option Plan (“2005 Plan”) prior to our initial public offering in October 2007, pursuant to our 2007 Plan thereafter until its expiration in March 2017, and all awards since then have been pursuant to our 2017 Omnibus Incentive Plan (“2017 Plan”). All options granted under our 2002 Plan and 2005 Plan were immediately exercisable and subject to a right of repurchase for any shares exercised prior to vesting. The options granted under our 2007 Plan and 2017 Plan are not exercisable until they have vested.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date
Justin M. Hall, Esq.	23,750		118,750	$2.20	05/31/2028
	21,450	(2)	–	$3.60	01/25/2027
	110,000	(3)	–	$2.78	06/06/2026
	2,000		–	$6.75	10/05/2025
	1,200		–	$18.75	09/26/2024
	760		–	$42.75	09/26/2023
	1,200		–	$30.50	02/01/2023
Wang Xu	2,500		7,500	$1.12	11/05/2028
Jason Raleigh(4)	5,000		25,000	$2.20	05/31/2028
	2,913		8,737	$2.35	06/02/2027
	2,250		–	$2.78	06/06/2026
John J. McGovern, CPA(5)	–		–	–	–

__________________

(1)

Unless otherwise noted, each option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter. Options expire ten (10) years from the date of grant.

(2)

Mr. Hall was granted 143,000 stock options to vest on January 31, 2018, in direct proportion to the percentage achievement of the stated 2017 corporate goals, as approved and determined by the Board. Such determination resulted in a 15% payout or 21,450 shares vesting.

(3)

Mr. Hall was granted 110,000 stock options to vest on January 31, 2017, in direct proportion to the percentage achievement of the stated 2016 corporate goals, as approved and determined by the Board, which was 100%.

(4)

Mr. Raleigh resigned effective as of March 31, 2020. As a result, Mr. Raleigh forfeited his unvested awards and on the three-month anniversary of his resignation will forfeit any remaining unexercised awards that are in-the-money, which was subsequent to the date of this table (December 31, 2019).

(5)	Mr. McGovern resigned on March 7, 2019. As a result, Mr. McGovern forfeited his unvested awards as of his resignation date.

Employment-Related Agreements and Potential Payments upon Termination or Change in Control

On January 31, 2020, the Company entered into a new employment agreement with each of Mr. Hall, in connection with the expiration of Mr. Hall’s current employment agreement dated as of December 19, 2017, which expired on December 31, 2019, and Mr. Jason Raleigh, who did not previously have an employment agreement in place. Mr. Raleigh resigned effective as of March 31, 2020 and thereby terminated his employment agreement. The principal terms of Mr. Hall’s employment agreement are summarized below.

Ms. Xu is not currently and, in fiscal year 2019, was not a party to an employment agreement. Mr. McGovern was party to an employment agreement, dated July 16, 2017, prior to his resignation from the Company on March 31, 2020.

In connection with the appointment of Ms. Christopher, on March 18, 2020, the Company entered into a Statement of Work with RoseRyan, Inc., a consulting and executive services firm (“RoseRyan”), pursuant to a Master Consulting Services Agreement, dated March 28, 2008, between the Company and RoseRyan. Pursuant to the Statement of Work, the Company will pay RoseRyan $295 per hour for Ms. Christopher’s services as the Company’s Interim Chief Financial Officer and Treasurer from March 23, 2020 through the earlier of the Company’s hire of a permanent Chief Financial Officer and Treasurer or June 30, 2020, unless the Statement of Work is earlier terminated by either party. Pursuant to the Master Consulting Services Agreement, Ms. Christopher is employed and compensated by RoseRyan.

Justin Hall

Mr. Hall’s new employment agreement provides for at-will employment and a term commencing on January 31, 2020 and ending on December 31, 2021 unless earlier terminated. Mr. Hall’s employment agreement provides for an annual base salary of two hundred eighty-six thousand dollars ($286,000), subject to at least annual review. Mr. Hall’s salary may be adjusted by action of the Board, based on his performance, the financial performance of the Company and the compensation paid to a chief executive officer in comparable positions. Such adjustments shall not reduce his then-current annual base salary unless he provides written consent.

 In addition, Mr. Hall shall be eligible for any bonus plan that is deemed appropriate by the Board. The bonus amount shall be determined by the Board, in its sole discretion, based upon, among others, the following factors: (i) the fulfillment, during the relevant year, of specific milestones and tasks delegated, for such year, to the executive as set by the executive and the Company’s Board, before the end of the first calendar quarter; (ii) the evaluation of the executive by the Company’s Board; (iii) the Company’s financial, product and expected progress and (iv) other pertinent matters relating to the Company’s business and valuation. Any bonus will be payable within two and a half (2 1/2) months following the end of the year for which the bonus was earned. The Compensation Committee of the Board of Directors shall have the sole discretion to pay any or all of the annual bonus in the form of equity compensation. Any such equity compensation shall be issued from the Company’s Omnibus Incentive Plan, and shall be fully vested upon payment.

In the event the Company terminates Mr. Hall for cause (as defined in the employment agreement), he shall be entitled to any earned but unpaid wages or other compensation (including reimbursements of his outstanding expenses and unused vacation) earned through the termination date.

In the event the Company terminates Mr. Hall without cause (including death, disability or for constructive termination) (each as defined in the employment agreement) which is not in connection with a change of control, provided such termination constitutes a “separation from service” as such term is defined in Section 409A of the Code and, subject to his execution of a release of claims in favor of the Company, he shall be entitled to an amount equal to his annualized base salary in effect on the date of separation from service plus the full target annual bonus percentage for the current fiscal year (the “Severance Amount”). The Severance Amount will be paid in twelve (12) equal consecutive monthly installments at the monthly base salary rate in effect at the time of his termination, with such installments commencing within sixty (60) days following the executive’s separation from service. The Severance Amount shall be in addition to Mr. Hall’s earned wages and other compensation (including reimbursements of his outstanding expenses and unused vacation) through the date his employment is terminated from the Company.

In the event the Company terminates Mr. Hall without cause in connection with a change of control (as defined in the employment agreement), he shall be entitled to a Change of Control Severance (the “CoC Severance Amount”) in place of the Severance Amount described above. The CoC Severance Amount shall be: (i) an amount equal to twice his base salary and (ii) an amount equal to the cash portion of his target Annual Bonus for the fiscal year in which the termination occurs (with it deemed that all performance goals have been met at one hundred percent (100%) of budget or plan) multiplied by one hundred fifty percent (150%). For a period of eighteen (18) months, Mr. Hall may elect coverage for, and the Company shall reimburse him for, the amount of his premium payments for group health coverage, if any, elected by the executive pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"); provided, however, that Mr. Hall shall be solely responsible for all matters relating to his continuation of coverage pursuant to COBRA, including (without limitation) his election of such coverage and his timely payment of premiums.

Moreover, all outstanding equity awards held by Mr. Hall will be subject to full accelerated vesting on the date of termination without cause, in both the standard Severance Amount and the CoC Severance Amount, and the exercise period shall be extended to three (3) years from the date of termination. In order to terminate Mr. Hall for cause (or for Mr. Hall to resign for constructive termination), the acting party shall give notice to the other party specifying the reason for termination and providing a period of thirty (30) days to cure the reason specified. If there is no cure within thirty (30) days or the notified party earlier refuses to effect the cure, the termination shall then be deemed effective.

Director Compensation

The compensation and benefits for services as a member of our Board is determined by our Board. Directors employed by us are not compensated for service on the Board or any committee of the Board; however, we reimburse all directors for any out-of-pocket expenses incurred in connection with attending meetings of our Board and committees of our Board.

The Board, upon the recommendation of the Compensation Committee, approved the Non-Employee Director Compensation Program, effective January 1, 2019 (the “2019 Non-Employee Director Compensation Plan”). Under the 2019 Non-Employee Director Compensation Plan, each director receives his or her annual retainer compensation in cash and an annual stock option grant of 20,000 shares.

Effective January 1, 2020, the Board approved the 2020 Non-Employee Director Compensation Plan, which terms remain unchanged from the terms of the 2019 Non-Employee Director Compensation Plan.

The approved director compensation for 2019 was a combination of options and cash. All cash compensation was payable quarterly on the first (1st) business day of the beginning of the quarter. Approved director compensation for 2019 was as follows:

Board Meetings	Chairman of Committee for Committee Meetings	All Other Members for Committee Meetings

Chairman of the Board: Annual cash compensation of $52,000 per year.

Member of the Board: The annual fee consists of: (i) $30,000 in cash and (ii) 20,000 options granted. The options are granted on the first day of the year on which the NYSE American is open for trading, and vest in equal monthly installments at the beginning of each month, over the course of one year.

Chairman of the Audit Committee: Annual cash compensation of $12,000 per year.

Chairman of the Compensation Committee: Annual cash compensation of $10,000 per year.

Chairman of the N&CG Committee: Annual cash compensation of $8,000 per year.

Lead Independent Director (if different from Chairman of the Board): Annual cash compensation of $20,000 per year.

Member of the Audit Committee: Annual cash compensation of $6,000 per year. Member of the N&CG and Compensation Committees: Annual cash compensation of $5,000 per year.

Non-employee directors also may be granted additional awards under our equity incentive plans at the discretion of our Board.

The compensation received during 2019 by each non-employee director is set forth below.

Name	Fees Earned or Paid in Cash	Stock Awards ($)		Option Awards ($)(1)	Total ($)
Paul E. Freiman, Ph.D.	$71,000	$–		$4,974	$75,974
Xinzhou (Paul) Li	$15,000	$–		$4,974	$19,974
Yanbin (Lawrence) Liu(2)	$15,000	$–		$–	$15,000
Yonghao (Carl) Ma, Ph.D.(3)	$20,000	$–		$–	$20,000
Gail Maderis, M.B.A.(4)	$49,500	$–		$4,974	$54,474
Mark M. Sieczkarek(5)	$35,500	$220,000	(6)	$4,974	$260,474
Swan Sit(7)	$–	$–		$–	$–
Xiaopei (Ray) Wang(8)	$7,500	$–		$–	$7,500
Mijia (Bob) Wu, M.B.A.	$30,000	$–		$4,974	$34,974
Todd Zavodnick, M.B.A.(9)	$34,250	$–		$4,974	$39,224
Yenyou (Jeff) Zheng, Ph.D.(10)	$12,250	$–		$–	$12,250

____________

(1)

These amounts represent the aggregate grant date fair value of $0.25 per share for the 20,000 stock option awards granted to each director as part of his or her annual fee in fiscal year 2019. The assumptions used to determine the value of stock options are described in Note 13 to the Company's consolidated financial statements in our Annual Report. At December 31, 2019, the aggregate number of vested and unvested stock options for each of the non-employee directors who served in 2019 and held stock options was as follows: Mr. Freiman, 96,030 vested and 6,667 unvested; Mr. Li, 38,581 vested and 6,667 unvested; Mr. Lawrence Liu, 20,000 vested and 0 unvested; Dr. Ma, 43,629 vested and 0 unvested; Ms. Maderis, 97,546 vested and 6,667 unvested; Mr. Sieczkarek, 549,982 vested and 0 unvested; Mr. Wu, 48,578 vested and 6,667 unvested; and Mr. Zavodnick, 73,698 vested and 0 unvested. At December 31, 2019, Ms. Sit, Mr. Wang and Dr. Zheng did not have any stock options.

(2)	Mr. Lawrence Liu resigned from our Board effective May 1, 2019.

(3)	Dr. Ma resigned from our Board effective April 29, 2019.

(4)	Ms. Maderis resigned from our Board effective March 31, 2020.

(5)	Mr. Sieczkarek resigned from our Board effective July 20, 2019 with Mr. Xiaopei (Ray) Wang replacing him on the Board effective on the same date.

(6)	In connection with Mr. Sieczkarek’s resignation, Mr. Sieczkarek was awarded 167,938 restricted stock units with a grant date fair market value of approximately $1.31.

(7)	Ms. Sit was nominated to the Board effective December 17, 2019.

(8)	Mr. Wang was nominated to the Board effective July 20, 2019.

(9)	Mr. Zavodnick resigned from our Board effective September 11, 2019 with Mr. Yenyou (Jeff) Zheng replacing him on the Board effective on the same date.

(10)	Mr. Zheng was nominated to the Board effective September 11, 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates information as of March 27, 2020, regarding the ownership of our common stock by:

●	each person who is known by us to own more than five percent (5%) of our shares of common stock;

●	our current executive officers and employee who are each NEOs under SEC proxy rules;

●	each of our directors; and

●	all of our directors and executive officers as a group.

The percentage of shares beneficially owned is based on 28,010,564 shares of our common stock outstanding as of March 27, 2020. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them and no shares are pledged.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class

Beneficial Owners Holding More Than 5% (other than Executive Officers and Directors)
Jian Ping Fu (“Mr. Fu”)(2)	5,302,350	18.9%
11 Williams Road
Mt. Eliza, Melbourne VIC 3930
Australia

China Pioneer Pharma Holdings Limited(3)	5,188,421	18.5%
190 Elgin Avenue, George Town,
Grand Cayman, Cayman Islands KY1-9005

Armistice Capital Master Fund Ltd.(4)	1,465,426	5.2%
20 Genesis Close
P.O. Box 314
Grand Cayman KY1-1104, Cayman Islands

Executive Officers and Directors
Justin M. Hall, Esq.(5)	175,640	*
Lynn Christopher	—	—
Wang Xu(6)	24,750	*
Jason Raleigh(7)	14,119	*
Paul E. Freiman, Ph.D.(8)	104,409	*
Xinzhou (Paul) Li(3),(9)	45,248	*
Gail Maderis, M.B.A.(10)	104,213	*
Swan Sit	—	—
Xiaopei (Ray) Wang	—	—
Mijia (Bob) Wu, M.B.A. (11)	55,244	*
Yenyou (Jeff) Zheng, Ph.D.	—	—
All directors and executive officers as a group (11 persons)	523,623	1.8%

_______________

*     Less than one percent (1%).

(1)

The address for each director and officer of NovaBay listed is c/o NovaBay Pharmaceuticals, Inc., 2000 Powell Street, Suite 1150, Emeryville, CA 94608. Number of shares beneficially owned and percent of class is calculated in accordance with SEC rules. A beneficial owner is deemed to beneficially own shares the beneficial owner has the right to acquire within 60 days of March 27, 2020. For purposes of calculating the percent of class held by a single beneficial owner, the shares that such beneficial owner has the right to acquire within 60 days of March 27, 2020 are also deemed to be outstanding; however, such shares are not deemed to be outstanding for purposes of calculating the percentage ownership of any other beneficial owner.

(2)	Mr. Fu holds sole voting power and sole investment power over all 5,302,350 shares.

(3)

Director Xinzhou (Paul) Li is Chairman and Executive Director of China Pioneer Pharma and Director of Pioneer Hong Kong. Mr. Li disclaims beneficial ownership of the shares of the Company common stock held by China Pioneer Pharma. China Pioneer Pharma and Pioneer Hong Kong (by virtue of its indirect ownership by China Pioneer Pharma), share voting power and share investment power over the 5,188,421 shares. Pioneer Hong Kong is a wholly-owned subsidiary of China Pioneer Pharma, and Mr. Li and his family own a majority interest in China Pioneer Pharma. The address for Pioneer Hong Kong is: Flat 2605, 26/F Trendy Centre, 682 Castle Peak Road, Lai Chi Kok, Kowloon, Hong Kong.

(4)

Based upon information contained in the Schedule 13G filed by Armistice Capital Master Fund Ltd. (“Armistice”) with the SEC on August 19, 2019, as amended by Amendment No. 1 filed with the SEC on February 14, 2020, Armistice beneficially owned 1,465,426 shares of Common Stock as of December 31, 2019, with sole voting power over 0 shares, shared voting power over 1,465,426 shares, sole dispositive power over 0 shares and shared dispositive power over 1,465,426 shares. Armistice shares such voting and dispositive power with Armistice Capital, LLC and Steven Boyd, both with the following address: 510 Madison Avenue, 7th Floor, New York, New York 10022. Armistice also beneficially owns warrants exercisable for 2,100,000 shares of Common Stock which are not reflected in the above table as pursuant to the terms of such warrants Armistice is prohibited from exercising such warrants while it beneficially owns more than 4.99% of the Company’s outstanding shares of Common Stock.

(5)

Includes (i) 3,405 shares of Common Stock held directly by Mr. Hall (with sole voting power over 3,405 shares, shared voting power over no shares, sole investment power over 3,405 shares and shared investment power over no shares), and (ii) 172,235 shares issuable upon exercise of outstanding options which are exercisable as of March 27, 2020 or within 60 days after such date.

(6)

Includes (i) 21,000 shares held by Ms. Xu’s spouse (who has sole voting power over 21,000 shares, shared voting power over no shares, sole investment power over 21,000 shares and shared investment power over no shares) and (ii) 3,750 shares issuable upon exercise of outstanding options which are exercisable as of March 27, 2020, or within 60 days after such date.

(7)

Reflects 14,199 shares issuable upon exercise of outstanding options which are exercisable as of March 27, 2020, or within 60 days after such date. However, note that upon Mr. Raleigh’s resignation, effective as of March 31, 2020, Mr. Raleigh will forfeit his unvested awards and on the three-month anniversary of his resignation will forfeit any remaining unexercised awards that are in-the-money.

(8)

Includes (i) 2,311 shares held by the Paul Freiman and Anna Mazzuchi Freiman Trust, of which Mr. Freiman and his spouse are trustees (with sole voting power over 625 shares, shared voting power over 1,061 shares, sole investment power over no shares and shared investment power over 1,686 shares), and (ii) 102,097 shares issuable upon exercise of outstanding options which are exercisable as of March 27, 2020, or within 60 days after such date.

(9)	Reflects 45,248 shares issuable upon exercise of outstanding options which are exercisable as of March 27, 2020, or within 60 days after such date.

(10)

Reflects 104,213 shares issuable upon exercise of outstanding options which are exercisable as of March 27, 2020, or within 60 days after such date. The right to exercise these stock options is held by the Gail J. Maderis Revocable Trust dated April 7, 2013. Due to the resignation of Ms. Maderis effective March 31, 2020, Ms. Maderis will forfeit any remaining options on the three-year anniversary of her resignation.

(11)

Reflects 55,244 shares issuable upon exercise of outstanding options which are exercisable as of March 27, 2020, or within 60 days after such date. As Non-Executive Director of China Pioneer Pharma, Mr. Wu disclaims beneficial ownership of the shares of the Company Common Stock held by China Pioneer Pharma and Pioneer Hong Kong. See Note (3) above for shares of the Company owned by China Pioneer Pharma and Pioneer Hong Kong.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2019, with respect to shares of our common stock that may be issued under existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights	Weighted Average Exercise Price of Outstanding Options and Rights	Number of Securities Remaining Available For Future Issuance under Equity Compensation Plans (excluding some securities reflected in first column)
Equity compensation plans approved by security holders(1)	2,182,960	$4.03	1,789,174
Equity compensation plans not approved by security holders	—	$—	—
Total	2,182,960	$4.03	1,789,174

————————

(1)

Consists of the 2002 Plan, 2005 Plan, 2007 Plan and 2017 Plan. No additional option grants are being made under the 2002 Plan, 2005 Plan or 2007 Plan. The 2017 Plan became effective on June 2, 2017, and 1,789,174 shares were reserved for issuance under that plan at December 31, 2019.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company's Audit Committee has the responsibility of reviewing any possible related party transactions. In conducting its review, the Audit Committee applies the principles of the Code of Ethics and its Conflict of Interest Policy to: (a) the relationship of the related persons to the transaction; (b) the relationship between the Company and the related persons; (c) the importance of the interest to the related persons; and (d) the amount involved in the transaction. Since December 31, 2018, there has not been any transaction, nor is there any proposed transaction, in which the Company was a participant, and in which a “related party” of the Company had or is expected to have a direct or indirect material interest, in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets at the end of the last two (2) completed fiscal years, that would require disclosure, except for the following:

August 2019 Preferred Private Placement

On August 8, 2019, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) for the sale to accredited investors of (i) 2,700,000 shares of the Company’s Series A Non-Voting Convertible Preferred Stock that automatically converted into 2,700,000 shares of common stock upon the approval of the Company’s stockholders and (ii) common stock purchase warrants exercisable for 2,700,000 shares of common stock for an aggregate purchase price of $2,700,000 (the “August Private Placement”). The August Private Placement occurred simultaneously with a registered direct offering and common stock purchase warrant private placement entered into by the Company to certain domestic accredited investors. China Kington agreed to serve as placement agent in exchange for a commission equal to six percent (6%) of the gross proceeds received by the Company in the August Private Placement. Our Audit Committee recommended to our Board and our Board approved the Share Purchase Agreement on August 8, 2019. Mr. Wu, who serves as a director on the Company’s Board, also serves as the Managing Director of China Kington.

June 2019 Securities Purchase Agreement

On June 17, 2019, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) for the sale of an aggregate of 1,371,427 shares of our common stock and warrants exercisable for 1,371,427 shares of common stock for an aggregate purchase price of $2,400,000 (the “June Private Placement”) with certain accredited investors. China Kington agreed to serve as placement agent in exchange for a commission equal to six percent (6%) of the gross proceeds received by the Company in the June Private Placement. Our Audit Committee recommended to our Board and our Board approved the Share Purchase Agreement on June 13, 2019. Mr. Wu, who serves as a director on the Company’s Board, also serves as the Managing Director of China Kington.

February 2019 Promissory Note

On February 27, 2019, the Company issued a promissory note payable to Pioneer Hong Kong, which was amended on June 25, 2019, loaning the Company $1,000,000 (the “Promissory Note”). The Promissory Note currently bears an interest payment of $300,000 (initially $150,000) and is payable in full upon the Company's next financing with Pioneer Hong Kong and in no event after July 1, 2020 (an extension per the June amendment from the initial maturity date of July 27, 2019). The loan was facilitated by China Kington which has a perfected security interest in all tangible and intangible assets of the Company. In connection with the Promissory Note, the Company paid China Kington a 2% fee for brokering the transaction and has entered into a consulting agreement with China Kington for a term of one year to facilitate closer oversight of the Company’s expenses and strategic direction by the Board of Directors. Mr. Wu, acting in a dual role as a member of the Company’s Board and as principal of China Kington, will be paid $100,000 pursuant to this consulting agreement. The Company's Board approved the loan and related documents on February 24, 2019.

February 2018 Share Purchase Agreement

On February 5, 2018, we entered into a share purchase agreement (the “Share Purchase Agreement”) with OP Financial, an investment firm based in Hong Kong focused on cross-border investment opportunities and listed on the Hong Kong Stock Exchange. Under the Share Purchase Agreement, we issued and sold to OP Financial a total of 1,700,000 shares of our common stock, par value $0.01 per share, for an aggregate purchase price of $5,984,000 (the “OP Financial Private Placement”). China Kington agreed to serve as placement agent in exchange for a commission equal to six percent (6%) of the total purchase price of the shares sold to OP Financial upon the closing of the OP Financial Private Placement. Our Audit Committee recommended to our Board and our Board approved the Share Purchase Agreement on February 5, 2018. The OP Financial Private Placement closed on February 8, 2018. Due to OP Financial’s significant investment in NovaBay, a representative of OP Financial, Yanbin (Lawrence) Liu, was appointed to our Board of Directors. Effective March 21, 2019, Mr. Fu purchased all of the 1,700,000 shares previously held by OP Financial.

DELINQUENT SECTION 16(A) REPORTS

Under the federal securities laws, our directors and officers and any persons holding more than ten percent (10%) of our common stock are required to report their ownership of our common stock and any changes in that ownership to the SEC. Specific due dates for these reports have been established, and we are required to report in this Proxy Statement any failure to file by these dates.

In making this statement, we have relied upon examination of the copies of Forms 3, 4 and 5, and amendments to these forms, provided to us and the written representations of our directors, executive officers and ten percent (10%) stockholders. Based solely on our review of copies of the reports on the Section 16(a) forms received by us with respect to the fiscal year ended December 31, 2019, and the written representations received from the reporting persons that no other reports were required, we believe that all directors, executive officers and persons who own more than ten percent (10%) of our common stock have complied with the reporting requirements of Section 16(a) and have filed all reports required by such section, except for: (i) the initial Forms 3 for Mr. Raleigh, Ms. Xu, Mr. Zheng, Mr. Wang and Ms. Sit, each representing no transactions, (ii) one Form 4 for each of Mr. Wu, Mr. Freiman, Ms. Maderis, Mr. Sieczkarek, Mr. Li and Mr. Zavodnick, each representing the grant of stock options, (ii) one Form 4 for Mr. Wu representing the sale of certain common stock and (iv) one Form 4 for Mr. Sieczkarek representing the grant and vesting of restricted stock units.

ANNUAL REPORT

Our Company’s Internet address, located at www.novabay.com, includes electronic files of this Proxy Statement and our Annual Report, as well as our other SEC filings. For those stockholders who do not participate in electronic delivery of proxy materials, a copy of our Annual Report (excluding the exhibits thereto) accompanies this Proxy Statement, the Notice, the proxy card and other proxy materials being mailed to all stockholders. The Annual Report (including the exhibits thereto) is also available on the SEC’s website at www.sec.gov.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS AND NOMINATIONS

Due Date for Stockholder Proposals and Nominations for Next Year’s Annual Meeting

Under applicable SEC rules, to be considered for inclusion in our proxy materials next year, your proposal must be submitted by December 16, 2020; however, if NovaBay’s 2020 Annual Meeting of Stockholders is held on a date more than 30 calendar days from May 26, 2021, then the deadline will be a reasonable time prior to the time we begin to print, mail or electronically deliver our proxy materials. If notice is received after December 16, 2020 it will be considered untimely, and we will not be required to present the matter at the stockholders meeting. All stockholder proposals must comply with applicable rules and regulations adopted by the SEC.

Pursuant to our Bylaws, if you wish to submit a proposal to be included in next year’s proxy materials or nominate a director, you must do so no earlier than the close of business on the 120th day, and not later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting (for next year’s 2021 annual meeting, these dates would be January 26, 2021 and February 25, 2021, respectively); provided, however, that in the event that the date of the 2021 Annual Meeting of Stockholders is held more than 30 days prior to or more than 30 days after May 26, 2021, your notice must be delivered not earlier than the close of business on the 120th day prior to the 2021 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2021 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of the 2021 Annual Meeting of Stockholders is first made. Stockholders are also advised to review the Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

Stockholder proposals must be in writing and should be addressed to our Corporate Secretary, at our principal executive offices at 2000 Powell Street, Suite 1150, Emeryville, California 94608. It is recommended that stockholders submitting proposals direct them to our Corporate Secretary and utilize certified mail, return receipt requested, to provide proof of timely receipt. The presiding officer of the Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in the Bylaws and conditions established by the SEC.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks or other nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two (2) or more stockholders sharing the same address (and who do not receive electronic delivery of proxy materials) by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

For those who receive proxy materials by mail, a single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker, bank or other nominee or NovaBay that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker, bank or other nominee or NovaBay that you no longer wish to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future, you may (1) notify your broker, bank or other nominee or (2) direct your written request to our Corporate Secretary, NovaBay Pharmaceuticals, Inc., 2000 Powell Street, Suite 1150, Emeryville, California 94608, (510) 899-8800. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee or NovaBay using the above information. In addition, NovaBay will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report and this Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER BUSINESS

The Board is not aware of any other matter which will be presented for action at the Annual Meeting other than the matters set forth in this Proxy Statement. If any other matter requiring a vote of the stockholders arises, it is intended that the proxy holders will vote the shares they represent as the Board may recommend. The proxy grants the proxy holders discretionary authority to vote on any such other matters properly brought before the Annual Meeting.

April 15, 2020	By Order of the Board of Directors,
Paul E. Freiman Chairman of the Board

Annex A

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

NOVABAY PHARMACEUTICALS, INC.

NOVABAY PHARMACEUTICALS, INC., a corporation organized and existing under, and by virtue of, the General Corporation Law of the State of Delaware, hereby certifies that:

FIRST: The name of the Corporation is NovaBay Pharmaceuticals, Inc. (the “Corporation”).

SECOND: The Corporation was originally incorporated under the same name and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 19, 2010.

THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending and restating Paragraphs A of Article IV of the Certificate of Incorporation to read in its entirety as follows:

“A. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is Eighty Million (80,000,000) shares. Seventy-Five Million (75,000,000) shares shall be Common Stock, each having a par value of one cent ($0.01) per share. Five Million (5,000,000) shares shall be Preferred Stock, each having a par value of one cent ($0.01) per share.”

FOURTH: Also pursuant to a resolution of the Board of Directors, thereafter this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted at the Annual Meeting of Stockholders held on May 26, 2020, in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FIFTH: All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, NOVABAY PHARMACEUTICALS, INC. has caused this Certificate of Amendment to be signed by its President, Chief Executive Officer & General Counsel this ____ day of _________________, 2020.

NOVABAY PHARMACEUTICALS, INC.

By: ________________________________

 Justin M. Hall

         President, Chief Executive Officer & General Counsel

NovaBay PHARMA

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A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal One, FOR Proposal Two and FOR Proposal Three.

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1. To elect the two (2) Class I directors to hold office until the 2023 Annual Meeting of Stockholders, or until their successors have been duly elected and qualified. Nominees standing for election:

	For	Withhold		For	Withhold
01 - Mijia (Bob) Wu	☐	☐	02 - Yenyou (Jeff) Zheng	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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The 2020 Annual Meeting of Stockholders of NovaBay Pharmaceuticals, Inc. will be held on Tuesday, May 26, 2020, virtually via the internet at www.meetingcenter.io/289499656, at 5:00 p.m., Pacific Time.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — NBY2020.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/NBY

Annual Meeting, will be held Virtually, voting to close down 1 hour after the meeting starts.

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Proxy — NovaBay Pharmaceuticals, Inc.

Notice of 2020 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — May 26, 2020

Justin Hall, with the power of substitution, is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of NovaBay Pharmaceuticals, Inc. to be held on May 26, 2020 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxy will have authority to vote FOR the election of the Board of Directors' nominees listed in Proposal One, FOR Proposal Two and FOR Proposal Three.

In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.